EXHIBIT 10.2




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                   AMENDED AND RESTATED AXEL CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 17, 1998

                                     AMONG

                             AMSCAN HOLDINGS, INC.,
                                  AS BORROWER,

                           THE LENDERS LISTED HEREIN,
                                  AS LENDERS,

                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                       AS ARRANGER AND SYNDICATION AGENT,

                                      AND

                              FLEET NATIONAL BANK,
                            AS ADMINISTRATIVE AGENT


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

                              AMSCAN HOLDINGS, INC.

                   AMENDED AND RESTATED AXEL CREDIT AGREEMENT

                                TABLE OF CONTENTS

                                                                            PAGE

                                   SECTION 1.
                                   DEFINITIONS...............................  3
         1.1      Certain Defined Terms......................................  3
         1.2      Accounting Terms; Utilization of GAAP for Purposes of
                  Calculations Under Agreement............................... 39
         1.3      Other Definitional Provisions and Rules of Construction.... 39

                                   SECTION 2.
                    AMOUNTS AND TERMS OF COMMITMENTS AND LOANS............... 40
         2.1      Commitments; Making of Loans; the Register; Notes.......... 40
         2.2      Interest on the Loans...................................... 44
         2.3      Fees....................................................... 47
         2.4      Repayments,   Prepayments;  General  Provisions
                  Regarding Payments; Application of Proceeds of Collateral
                  and Payments Under Subsidiary  Guaranty.................... 47
         2.5      Use of Proceeds............................................ 53
         2.6      Special Provisions Governing Eurodollar Rate AXELs......... 54
         2.7      Increased Costs; Taxes; Capital Adequacy................... 56
         2.8      Obligation of Lenders to Mitigate.......................... 60
         2.9      Removal or Replacement of a Lender......................... 61

                                   SECTION 3.
            CONDITIONS TO EFFECTIVENESS; CONDITIONS TO ADDITIONAL AXELS...... 62
         3.1      Conditions to Effectiveness................................ 62
         3.2      Additional Conditions to AXELs............................. 71

                                   SECTION 4.
                     COMPANY'S REPRESENTATIONS AND WARRANTIES................ 72
         4.1      Organization, Powers, Qualification, Good Standing,
                  Business and Subsidiaries.................................. 72
         4.2      Authorization of Borrowing, etc............................ 73
         4.3      Financial Condition........................................ 75
         4.4      No Material Adverse Change................................. 76
         4.5      Title to Properties; Liens; Real Property.................. 76
         4.6      Litigation; Adverse Facts.................................. 77
         4.7      Payment of Taxes........................................... 77

                                      (i)

                                                                            Page

         4.8      Performance of Agreements; Materially Adverse Agreements;
                  Material Contracts......................................... 77
         4.9      Governmental Regulation.................................... 78
         4.10     Securities Activities...................................... 78
         4.11     Employee Benefit Plans..................................... 78
         4.12     Certain Fees............................................... 79
         4.13     Environmental Protection................................... 79
         4.14     Employee Matters........................................... 80
         4.15     Solvency................................................... 80
         4.16     Matters Relating to Collateral............................. 80
         4.17     Related Agreements......................................... 81
         4.18     Disclosure................................................. 82
         4.19  Revolving Credit Agreement.................................... 82

                                   SECTION 5.
                           COMPANY'S AFFIRMATIVE COVENANTS................... 83
         5.1      Financial Statements and Other Reports..................... 83
         5.2      Corporate Existence, etc................................... 89
         5.3      Payment of Taxes and Claims; Tax Consolidation............. 89
         5.4      Maintenance of Properties; Insurance; Application of Net
                  Insurance/CondemnationProceeds............................. 89
         5.5      Inspection Rights; Lender Meeting.......................... 91
         5.6      Compliance with Laws, etc.................................. 91
         5.7 Environmental Review and Investigation, Disclosure, Etc.; Company's Actions Regarding Hazardous Materials Activities, Environmental Claims and Violations of Environmental
                  Laws....................................................... 92
         5.8 Execution of Subsidiary Guaranty and Personal Property Collateral Documents by Certain Subsidiaries and
                  Future Subsidiaries........................................ 94
         5.9      Conforming Leasehold Interests; Matters Relating to
                  Additional Real Property Collateral........................ 96
         5.10     Interest Rate Protection................................... 99
         5.11     Cash Management System.....................................100
         5.12     Trademarks and Patents.....................................100

                                   SECTION 6.
                          COMPANY'S NEGATIVE COVENANTS.......................100
         6.1      Iindebtedness and Issuance of Disqualified Stock ..........100
         6.2      Liens and Related Matters .................................103
         6.3      Restricted Payments .......................................103
         6.4      Dividends and Other Payment Restrictions Affecting
                  Subsidiaries...............................................106
         6.5      Restrictions on Fundamental Changes; Asset Sales...........107
         6.6      Transactions with Affiliates...............................108

                                      (ii)
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                                                                            Page

         6.7      Asset Sales................................................109
         6.8      Amendments of Documents Relating to Subordinated
                  Indebtedness...............................................109

                                   SECTION 7.
                                 EVENTS OF DEFAULT...........................110
         7.1      Failure to Make Payments When Due..........................110
         7.2      Default in Other Agreements................................110
         7.3      Breach of Certain Covenants................................110
         7.5      Other Defaults under AXEL Loan Documents...................111
         7.6      Judgments..................................................111
         7.7      Bankruptcy; Appointment of Custodian.......................111
         7.8      Invalidity of Subsidiary Guaranty..........................112
         7.9      Change in Control..........................................112

                                   SECTION 8.
                                     AGENTS..................................114
         8.1      Appointment................................................114
         8.2      Powers and Duties; General Immunity........................115
         8.3      Representations and Warranties; No Responsibility For
                  Appraisal of Creditworthiness..............................117
         8.4      Right to Indemnity.........................................117
         8.5      Successor Administrative Agent.............................117
         8.6      Collateral Documents and Guaranties........................118

                                   SECTION 9.
                                  MISCELLANEOUS..............................119
         9.1      Assignments and Participations in AXELs....................119
         9.2      Expenses...................................................122
         9.3      Indemnity..................................................123
         9.4      Set-Off; Security Interest in Deposit Accounts.............124
         9.5      Ratable Sharing............................................124
         9.6      Amendments and Waivers.....................................125
         9.7      Independence of Covenants..................................126
         9.8      Notices....................................................126
         9.9      Survival of Representations, Warranties and Agreements.....126
         9.10     Failure or Indulgence Not Waiver; Remedies Cumulative......127
         9.11     Marshalling; Payments Set Aside............................127
         9.12     Severability...............................................127
         9.13     Obligations Several; Independent Nature of Lenders'
                  Rights.....................................................127
         9.14     Headings...................................................128
         9.15     Applicable Law.............................................128
         9.16     Successors and Assigns.....................................128

                                     (iii)

                                                                            Page

         9.17     Consent to Jurisdiction and Service of Process.............128
         9.18     Waiver of Jury Trial.......................................129
         9.19     Confidentiality............................................130
         9.20     Counterparts; Effectiveness................................130

                  Signature pages                                            S-1




















                                      (iv)

                                    EXHIBITS


I                 FORM OF NOTICE OF BORROWING
II                FORM OF NOTICE OF CONVERSION/CONTINUATION
III               FORM OF AXEL NOTE
IV                FORM OF COMPLIANCE CERTIFICATE
V-A               FORM OF OPINION OF WACHTELL, LIPTON ROSEN & KATZ
V-B               FORM OF OPINION OF KURZMAN & EISENBERG
VI                FORM OF OPINION OF O'MELVENY & MYERS LLP
VII               FORM OF ASSIGNMENT AGREEMENT
VIII              FORM OF CERTIFICATE RE NON-BANK STATUS
IX                FORM OF FINANCIAL CONDITION CERTIFICATE
X                 FORM OF COMPANY PLEDGE AGREEMENT
XI                FORM OF COMPANY SECURITY AGREEMENT
XII               FORM OF SUBSIDIARY GUARANTY
XIII              FORM OF SUBSIDIARY PLEDGE AGREEMENT
XIV               FORM OF SUBSIDIARY SECURITY AGREEMENT
XV                FORM OF MORTGAGE
XVI               FORM OF COLLATERAL ACCESS AGREEMENT
XVII              FORM OF SUBSIDIARY PATENT AND TRADEMARK SECURITY AGREEMENT






                                      (v)

                                    SCHEDULES


2.1               LENDERS' COMMITMENTS AND PRO RATA SHARES
3.1C              CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP; MANAGEMENT
3.1E-I            INDEBTEDNESS TO BE REPAID UNDER EXISTING AMSCAN CREDIT
                  AGREEMENTS
3.1E-II           INDEBTEDNESS TO BE REPAID UNDER EXISTING ANAGRAM CREDIT
                  AGREEMENTS
4.1               SUBSIDIARIES OF COMPANY
4.5               REAL PROPERTY
4.6               LITIGATION
4.8               MATERIAL CONTRACTS
4.13              ENVIRONMENTAL MATTERS
5.11              CASH MANAGEMENT SYSTEM
6.1               CERTAIN EXISTING INDEBTEDNESS












                                      (vi)
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                             AMSCAN HOLDINGS, INC.

                   AMENDED AND RESTATED AXEL CREDIT AGREEMENT


         This AMENDED AND RESTATED AXEL CREDIT AGREEMENT is dated as of September 17, 1998 and entered into by and among AMSCAN HOLDINGS, INC., a Delaware corporation ("COMPANY"), GOLDMAN SACHS CREDIT PARTNERS L.P., ("GSCP") as arranger (in such capacity, "ARRANGER"), and as syndication agent (in such capacity, "SYNDICATION AGENT"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each, including GSCP and Fleet (as hereinafter defined), individually referred to herein as a "LENDER" and collectively as "LENDERS"), and FLEET NATIONAL BANK ("FLEET"), as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT").


                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, Company, Arranger, Syndication Agent, Administrative Agent and certain financial institutions ("EXISTING LENDERS") are parties to that certain AXEL Credit Agreement dated as of December 19, 1997 (as heretofore amended, supplemented or otherwise modified, the "EXISTING AXEL CREDIT AGREEMENT") pursuant to which Existing Lenders have extended certain credit facilities to Company, the proceeds of which were applied on the Closing Date (this and other capitalized terms used in these recitals without definition being used as defined in subsection 1.1) to fund a portion of the Recapitalization Financing Requirements;

         WHEREAS, Company is party to a separate Revolving Loan Credit Agreement dated as of December 19, 1997 (as heretofore or hereafter amended, supplemented, refinanced, renewed or extended or otherwise modified from time to time, the "REVOLVING CREDIT AGREEMENT") with Fleet National Bank, as administrative agent ("REVOLVING CREDIT FACILITY AGENT"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent, and the financial institutions party thereto as lenders ("REVOLVING CREDIT LENDERS"), pursuant to which Revolving Credit Lenders have extended certain credit facilities to Company to fund a portion of the Recapitalization Financing Requirements and to provide financing for working capital, the completion of Permitted Business Acquisitions, and other general corporate purposes of Company and its Subsidiaries;

         WHEREAS, on the Closing Date, Administrative Agent and Revolving Credit Facility Agent entered into the Intercreditor Agreement pursuant to which Administrative Agent and Revolving Credit Facility Agent appointed Fleet to serve as collateral agent and representative (in such capacity, "COLLATERAL AGENT") for Existing Lenders, Revolving Credit Lenders, Administrative Agent, Revolving Credit Facility Agent and the other agents under the Existing AXEL Credit Agreement and the Revolving Credit Agreement (collectively, "SECURED PARTIES") and agreed to the terms on which Collateral, the benefits of guarantees and the proceeds thereof are to be shared between the credit facilities;

         WHEREAS, Company has secured all of the Obligations under the Existing AXEL Credit Agreement and under the other Loan Documents by granting to Collateral Agent, on behalf of Secured Parties, a first priority Lien on substantially all of its real, personal and mixed property, including a pledge of all of the capital stock of each of its Domestic Subsidiaries and 66% of the capital stock of each of its Foreign Subsidiaries;

         WHEREAS, all of the Domestic Subsidiaries of Company have guarantied the Obligations under the Existing AXEL Credit Agreement and under the other Loan Documents and secured their guaranties by granting to Collateral Agent, on behalf of Secured Parties, a first priority Lien on substantially all of their respective personal and mixed property, including a pledge of all of the capital stock of each of their respective Domestic Subsidiaries and 66% of the capital stock of each of their respective Foreign Subsidiaries:

         WHEREAS, on the Restatement Effective Date, Company intends to acquire (the "ANAGRAM ACQUISITION") all of the outstanding Capital Stock (the "ANAGRAM SHARES") of Anagram International, Inc. and certain related companies (collectively, "ANAGRAM") from Garry Kieves, certain members of his family and certain trusts (collectively, the "ANAGRAM SELLERS") pursuant to the Anagram Acquisition Agreement in exchange for aggregate consideration consisting of $74,500,000 in cash plus 120 shares of newly-issued Company Common Stock (the "NEW COMPANY SHARES") plus warrants to purchase 10 shares of Company Common Stock.

         WHEREAS, Company desires that Existing Lenders and New Lenders amend and restate the Existing AXEL Credit Agreement in its entirety to provide for Additional AXELs in an aggregate principal amount of $40,000,000 to be added to the Existing AXELs and made a part of the AXELs, the proceeds of which Additional AXELs, together with (i) cash on hand at the Company and (ii) proceeds of incremental borrowings under the Revolving Credit Agreement in an amount up to $23,500,000 plus the excess, if any, of $15,000,000 over the amount of cash on hand at the Company on the Restatement Effective Date, will be used
(1) to fund the cash portion of the consideration  for the Anagram  Acquisition,
(2) to refinance certain existing indebtedness of Anagram and its Subsidiaries, and (3) to pay Anagram Transaction Costs;

         WHEREAS, concurrently with the amendment and restatement of the Existing AXEL Credit Agreement, Company and Revolving Credit Lenders will amend and restate the Revolving Credit Agreement in its entirety in order to permit the Additional AXELs and the Anagram Acquisition and to make certain other changes in connection therewith;

         WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing AXEL Credit Agreement or be deemed to evidence or constitute repayment of all or any portion of such obligations and liabilities and that this Agreement amend and restate in its entirety the Existing AXEL Credit Agreement and re-evidence the Obligations of Company outstanding thereunder; and

         WHEREAS, it is the intent of Loan Parties to confirm that all Obligations of Loan Parties under the other Loan Documents shall continue in full force and effect and that, from and after the Restatement Effective Date all references to the "AXEL CREDIT AGREEMENT" contained therein shall be deemed to refer to this Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agents agree that on the Restatement Effective Date the Existing AXEL Credit Agreement shall be amended and restated in its entirety as follows:


                                   SECTION 1.
                                   DEFINITIONS

1.1      CERTAIN DEFINED TERMS.

         The following terms used in this Agreement shall have the following meanings:

                  "ACQUIRED DEBT" means,  with respect to any specified  Person,
         (i) indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

                  "ADDITIONAL AXEL[Trademark]" or "ADDITIONAL AXELS[Trademark]" means a loan made by a Lender to Company as an amortization extended loan pursuant to subsection 2.1A(ii). The term AXEL is a registered trademark of Goldman, Sachs & Co.

                  "ADDITIONAL AXEL COMMITMENT" means a commitment of a Lender to make an Additional AXEL as set forth in subsection 2.1A(ii), and "ADDITIONAL AXEL COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "ADDITIONAL AXEL NOTES" means the promissory notes of Company issued pursuant to subsection 2.1E on the Restatement Effective Date, substantially in the form of Exhibit III annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate AXEL, the interest rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m. (New York time) two Business Days before the first day of such Interest Period; provided, however, that if the rate described above does not appear on the Telerate System on any applicable interest determination date, the Adjusted Eurodollar Rate shall be the rate (rounded upward as described above, if necessary for deposits in U.S. dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" or such other page as may replace the LIBO page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period.

                  If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. (New York time) two Business Days before the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for the date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York time) two Business Days before the first day of such Interest Period. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the Adjusted Eurodollar Rate for such Interest Rate cannot be determined.

                  In the event that the Board of Governors of the Federal Reserve System shall impose a Eurodollar Rate Reserve Percentage with respect to Eurocurrency Liabilities, the Adjusted Eurodollar Rate for an Interest Period shall be equal to the amount determined above for such Interest Period divided by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

                  "ADMINISTRATIVE AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 8.5A.

                  "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

                  "AFFILIATE TRANSACTION" has the meaning assigned to that term in subsection 6.6.

                  "AGENT" means, individually, each of Arranger, Syndication Agent, Collateral Agent and Administrative Agent and "AGENTS" means Arranger, Syndication Agent, Collateral Agent and Administrative Agent, collectively.

                  "AGREEMENT" means this Amended and Restated AXEL Credit Agreement dated as of September 17, 1998, as it may be amended, supplemented or otherwise modified from time to time.

                  "ANAGRAM" has the meaning assigned to such term in the recitals to this Agreement.

                  "ANAGRAM ACQUISITION" has the meaning assigned to such term in the recitals to this Agreement.

                  "ANAGRAM ACQUISITION AGREEMENT" means the Stock Purchase Agreement dated as of August 6, 1998 by and among Company and the Anagram Sellers and all exhibits and schedules thereto.

                  "ANAGRAM HEADQUARTERS FACILITY" means, as of the Restatement Effective Date, the real property in Minnesota owned in fee simple by Eden Prairie Holdings where Anagram's headquarters and manufacturing site are located.

                  "ANAGRAM INTERNATIONAL" means Anagram International, Inc., a Minnesota corporation.

                  "ANAGRAM SELLERS" has the meaning assigned to such term in the recitals to this Agreement.

                  "ANAGRAM SHARES" has the meaning assigned to such term in the recitals to this Agreement.

                  "ANAGRAM TRANSACTION COSTS" means the fees, costs and expenses payable by Company in connection with the transactions contemplated by the Anagram Acquisition Agreement, including without limitation any fees payable to Agents and Lenders on or before the Restatement Effective Date in connection therewith.

                  "ARRANGER" has the meaning assigned to that term in the introduction to this Agreement.

                  "ASSET  SALE"  means  the  sale  by  Company  or  any  of  its
         Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory sold in the ordinary course of business (b) sales of Cash Equivalents (as defined in the Revolving Credit Agreement) for the fair market value thereof, and (c) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $500,000 or less).

                  "ASSIGNMENT AGREEMENT" means (i) with respect to the period ending on the Restatement Effective Date, an Assignment Agreement in substantially the form of Exhibit VII annexed to the Existing AXEL Credit Agreement, and (ii) thereafter, an Assignment Agreement in substantially the form of Exhibit VII annexed hereto.

                  "AUXILIARY PLEDGE AGREEMENT" means each pledge agreement or similar instrument governed by the laws of a country other than the United States, executed on the Closing Date pursuant to subsection 3.1I(vii) of the Existing AXEL Credit Agreement or on the Restatement Effective Date pursuant to subsection 3.1H(v) or from time to time thereafter in accordance with subsection 5.8 by Company or any Domestic Subsidiary that owns capital stock of one or more Foreign Subsidiaries organized in such country, in form and substance satisfactory to Collateral Agent, as such Auxiliary Pledge Agreement may hereafter be amended, supplemented or otherwise modified from time to time, and "AUXILIARY PLEDGE AGREEMENTS" means all such pledge agreements or instruments, collectively.

                  "AXEL" or "AXELS" means the Existing AXELs and the Additional AXELs, collectively.

                  "AXEL EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Additional AXELs, the sum of that Lender's Additional AXEL Commitment plus the outstanding principal amount of the Existing AXELs of that Lender, and (ii) after the funding of the Additional AXELs, the outstanding principal amount of the AXELs of that Lender.

                  "AXEL LOAN DOCUMENTS"  means this  Agreement,  the AXEL Notes,
         the  Subsidiary   Guaranty,   the  Collateral   Documents  any  Hedging
         Agreements with Lenders, and the Intercreditor Agreement.

                  "AXEL NOTES" means (i) the Existing AXEL Notes, (ii) the Additional AXEL Notes, and (iii) any promissory notes issued by Company pursuant to the last sentence of subsection 9.1B(i) in connection with assignments of the AXELs of any Lenders, in each case substantially in the form of Exhibit III annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "BANKRUPTCY LAW" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors.

                  "BASE RATE" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                  "BASE RATE AXELS" means AXELs bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New
         York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

                  "CAPITAL LEASE", means, at any time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participation, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether of general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (but excluding customary employee incentive or bonus arrangements, and customary earn-out provisions granted in connection with acquisition transactions and providing for aggregate payouts not in excess of $5,000,000 per year).

                  "CASH" means money, currency or a credit balance in a Deposit Account.

                  "CASH EQUIVALENTS" means, (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof,
         (iii) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" (or the equivalent rating under a substantially similar ratings system if Keefe Bank Watch Ratings are no longer published) or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above and (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation (or in their absence, an equivalent rating from another nationally recognized securities rating agency) and in each case maturing within one year after the date of acquisition.

                  "CERTIFICATE OF MERGER" means the Certificate of Merger dated as of December 19, 1997 for the Merger of Newco with and into Company, as in effect on the Closing Date.

                  "CERTIFICATE   RE  NON-BANK   STATUS"   means  a   certificate
         substantially in the form of Exhibit VIII annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

                  "CLOSING DATE" means December 19, 1997, the date on which the initial AXELs were made under the Existing AXEL Credit Agreement.

                  "COLLATERAL" means, collectively, all of the real, personal and mixed property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

                  "COLLATERAL ACCESS AGREEMENT" means any landlord waiver, mortgagee waiver, bailee letter or any similar acknowledgement or agreement of any landlord in respect of any Leased Property, or mortgagee in respect of any real property, in which Company or any of its Subsidiaries owns or holds a fee interest and which is subject to a mortgage, held by such mortgagee, in either case where any Collateral is located, or any warehouseman or processor in possession of any Inventory of any Loan Party, substantially in the form of Exhibit XVI annexed hereto with such changes thereto as may be agreed to by Collateral Agent in the reasonable exercise of its discretion.

                  "COLLATERAL ACCOUNTS" has the meaning assigned to that term in the Intercreditor Agreement.

                  "COLLATERAL AGENT" has the meaning assigned to that term in the introduction to this Agreement.

                  "COLLATERAL DOCUMENTS" means the Company Pledge Agreement, the Company Security Agreement, the Subsidiary Pledge Agreements, the Subsidiary Security Agreements, the Subsidiary Patent and Trademark Security Agreements, the Mortgages, the Auxiliary Pledge Agreements and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Collateral Agent, on behalf of Secured Parties, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

                  "COMPANY" means Company as the surviving corporation in the Merger.

                  "COMPANY COMMON STOCK" means the shares of common stock of Company par value $0.10 per share.

                  "COMPANY PLEDGE AGREEMENT" means the Company Pledge Agreement executed and delivered by Company on the Closing Date, substantially in the form of Exhibit X annexed hereto, as such Company Pledge Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                  "COMPANY SECURITY AGREEMENT" means the Company Security Agreement executed and delivered by Company on the Closing Date, substantially in the form of Exhibit XI annexed hereto, as such Company Security Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of Exhibit IV annexed hereto delivered to Administrative Agent and Lenders by Company pursuant to subsection 5.1(iv).

                  "CONFIDENTIAL   INFORMATION  MEMORANDUM"  means  that  certain
         Confidential Information Memorandum prepared by GSCP relating to the Existing AXELs and Revolving Loans dated November 1997.

                  "CONFORMING LEASEHOLD INTEREST" means any Recorded Leasehold Interest as to which the lessor has agreed in writing for the benefit of Collateral Agent (which writing has been delivered to Collateral Agent), whether under the terms of the applicable lease, under the terms of a Landlord Consent and Estoppel, or otherwise, to the matters described in the definition of "Landlord Consent and Estoppel," which interest, if a sub-leasehold or sub-sub-leasehold interest, is not subject to any contrary restrictions contained in a superior lease or sublease.

                  "CONSOLIDATED CASH FLOW" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Leases, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash operating expenses that were paid in a prior period) and other non-cash charges of prepaid cash operating expenses that were paid in a prior period) and other non-cash charges of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash charges were deducted in computing such Consolidated Net Income, minus
         (v) cash outlays that were made by such Person or any of its Restricted Subsidiaries during such period in respect of any item that was reflected as a non-cash charge in a prior period, provided that such non-cash charge was added to Consolidated Net Income in determining Consolidated Cash Flow for such prior period.

                  "CONSOLIDATED EXCESS CASH FLOW" has the meaning assigned to that term under the Revolving Credit Agreement as in effect as of the Restatement Effective Date.

                  "CONSOLIDATED FIXED CHARGES" means with respect to any Person for any period, the sum of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Leases, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period, and (iii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon) and (iv) the product of (a) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Restricted Subsidiary) paid to any Person other than Company or a Restricted Subsidiary on any series of Preferred Stock of such Person, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined annual federal, state and local statutory tax rate of such Person paying the dividend, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

                  "CONSOLIDATED LEVERAGE RATIO" has the meaning assigned to that term in the Revolving Credit Agreement as of the Restatement Effective Date.

                  "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) for such period of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded and (v) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to Company or one of its Restricted Subsidiaries.

                  "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date on which the AXELs mature.

                  "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

                  "DOMESTIC SUBSIDIARY" means a Subsidiary of Company that is organized under the laws of a state of the United States or the District of Columbia.

                  "EDEN PRAIRIE HOLDINGS" means Anagram Eden Prairie Property Holdings LLC, a Delaware limited liability company.

                  "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities
         Act) which extends credit or buys loans as one of its businesses including insurance companies, mutual funds and lease financing companies; and (B) any Lender, and any Related Fund or any Affiliate of any Lender; provided that no Loan Party or any Subsidiary of any Loan Party shall be an Eligible Assignee.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "EMPLOYMENT AGREEMENTS" means, collectively, the employment agreements and stock and option agreements between the Company and certain employees of the Company as set forth on Schedule 3.1C annexed hereto, in certain cases providing for the exclusive employment of such Persons by Company, in the form provided to Arranger and Administrative Agent pursuant to subsection 3.1C of the Existing AXEL Credit Agreement on or prior to the Closing Date or pursuant to subsection 3.1C of this Agreement on or prior to the Restatement Effective Date.

                  "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising

         (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or
         (iii) in connection with any actual or alleged damage, injury, threat or harm to natural resources or the environment.

                  "ENVIRONMENTAL LAWS" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. [Section] 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. [Section] 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. [Section] 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. [Section] 1251 et seq.), the Clean Air Act (42 U.S.C. [Section] 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. [Section] 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. [Section] 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. [Section] 651 et seq.), the Oil Pollution Act (33 U.S.C. [Section] 2701 et seq) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. [Section] 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

                  "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

                  "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of

         Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

                  "ERISA EVENT" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation);
         (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue
         Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in
         Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA;
         (viii) the occurrence of an act or omission which could reasonably be expected to give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or
         Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue
         Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to
         Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "EUROCURRENCY   LIABILITIES"  has  the  meaning  specified  in
         Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EURODOLLAR RATE AXELS" means AXELs bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

                  "EURODOLLAR RATE RESERVE PERCENTAGE" means, for any Interest Period for all Eurodollar Rate AXELs comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate AXELs is determined) having a term equal to such Interest Period.

                  "EVENT  OF  DEFAULT"  means  each of the  events  set forth in
         Section 7.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "EXCLUDABLE CURRENT LIABILITIES" means, with respect to the consideration received by the Company in connection with any Asset Sale, (i) each trade payable incurred in the ordinary course of business of the Company or any Restricted Subsidiary, (ii) each current liability that is in an amount less than $50,000 on an individual basis, and (iii) each liability due within 90 days of the date of consummation of such Asset Sale, in the case of each of clauses (i) through (iii), that is assumed by the transferee of the assets the subject to such Asset Sale pursuant to customary assumption provisions.

                  "EXISTING AMSCAN CREDIT AGREEMENTS" means any and all credit agreements entered into by Company prior to the Closing Date, in each case as amended prior to the Closing Date, as set forth on Schedule 3.1E-I.

                  "EXISTING ANAGRAM CREDIT AGREEMENTS" means any and all credit agreements entered into by Anagram and its Subsidiaries, in each case as amended prior to the Restatement Effective Date, as set forth on
         Schedule 3.1E-II.

                  "EXISTING AXELS" means, with respect to any Existing Lender, the AXELs under the Existing AXEL Credit Agreement held by such Existing Lender, in the principal amount of such AXELs outstanding immediately prior to the Restatement Effective Date, and "EXISTING AXELS" means such AXELs of all Existing Lenders, collectively.

                  "EXISTING AXEL CREDIT AGREEMENT" has the meaning assigned to that term in the recitals to this Agreement.

                  "EXISTING AXEL NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E of the Existing AXEL Credit Agreement on the Closing Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 9.1B(i) of the Existing AXEL Credit Agreement in connection with assignments of the Existing AXELs of any Existing Lenders, in each case substantially in the form of Exhibit III annexed to the Existing AXEL Credit Agreement.

                  "EXISTING INDEBTEDNESS" means Indebtedness of Company and its Restricted Subsidiaries (other than Indebtedness under this Agreement and the Revolving Credit Agreement) in existence on the date of the Senior Subordinated Note Indenture, until such amounts are repaid.

                  "EXISTING LENDER" has the meaning assigned to such term in the recitals to this Agreement.

                  "FACILITIES" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "FEE PROPERTY" means any real property owned in fee simple by any Loan Party, other than any such real property designated from time to time by Collateral Agent in its sole discretion as not being required to be included in the Collateral.

                  "FINANCIAL PLAN" has the meaning assigned to that term in subsection 5.1(xiii).

                  "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that
         (i) such Lien has priority over any other Lien on such Collateral (other than Liens permitted pursuant to subsection 6.2A) and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 6.2) to which such Collateral is subject.

                  "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

                  "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

                  "FIXED CHARGE COVERAGE RATIO means with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for such period to the Consolidated Fixed Charges of such Person and its Restricted Subsidiaries for such period. In the event that Company or any of its Restricted Subsidiaries incurs, assumes, Guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee or redemption or Indebtedness, or such issuance or redemption of Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter reference period.

                  Notwithstanding anything else in this Agreement (including clause (iii) of the definition of Consolidated Net Income) to the contrary, in calculating the Fixed Charge Coverage Ratio, acquisitions will be given pro forma effect as follows:

                           (i) (a) acquisitions that have been made or are being
                  made by Company or any of its Restricted Subsidiaries during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date (including through mergers or consolidations and including any related financing transactions) shall be deemed to have occurred on the first day of the four-quarter reference period, and

                                    (b)  for  purposes  of  determining  the pro
                  forma effects of any such acquisition, Consolidated Cash Flow shall be increased to reflect the annualized amount of any cost savings expected by Company to be realized in connection with such acquisition (from steps to be taken not later than the first anniversary of such acquisition, and without reduction for any non-recurring charges expected in connection with such acquisition), as set forth in an Officers' Certificate signed by Company's chief executive and chief financial officers (which shall be determinative of such matters) which states (x) the amount of such increase, (y) that such increase is based on the reasonable beliefs of the officers executing such Officers' Certificate at the time of such execution (and that estimates of cost savings from prior acquisitions have been reevaluated and updated) and (z) that any related incurrence of Indebtedness is permitted pursuant to the this Agreement.

                  (ii) Consolidated Cash Flow shall be further increased to reflect the annualized amount of any cost savings expected by Company but not yet realized in respect of any acquisition made by Company during the four fiscal quarters immediately preceding the four quarter reference period prior to the Calculation Date, to the extent such cost savings are (x) expected to result from steps taken not later than the first anniversary of the relevant acquisition and (y) determined and certified as set forth in clause (i) above.

         In  addition,   in  calculating   the  Fixed  Charge   Coverage  Ratio,
         discontinued operations will be given pro forma effect as follows:

                  (i) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of on or prior to the Calculation Date, shall be excluded, and

                  (ii) the Consolidated Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of on or prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges will not be obligations of Company or any of its Restricted Subsidiaries following the Calculation Date.

                  "FLEET"  has  the  meaning   assigned  to  that  term  in  the
         introduction to this Agreement.

                  "FLOOD HAZARD PROPERTY" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

                  "FOREIGN SUBSIDIARY" means a Subsidiary of Company other than a Domestic Subsidiary.

                  "FUNDING AND PAYMENT OFFICE" means (i) the office of Administrative Agent located at Fleet National Bank, 1 Federal Street, Boston, Massachusetts 02110, or (ii) such other office of Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender.

                  "FUNDING DEFAULT" has the meaning assigned to that term in subsection 2.9.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

                  "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                  "GSCP"  has  the   meaning   assigned  to  that  term  in  the
         introduction to this Agreement.

                  "GSII" means, collectively, GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1997, L.P. and Bridge Street Fund 1997, L.P.

                  "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all of any part of any Indebtedness.

                  "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

                  "HAZARDOUS MATERIALS ACTIVITY" means any past, current or future activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

                  "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

                  "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under (i) currency exchange or interest rate swap agreements, currency exchange or interest rate cap agreements and currency exchange or interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange or interest rates.

                  "INCREASED COST LENDER" has the meaning assigned to that term in subsection 2.10.

                  "INDEBTEDNESS" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances or representing Capital Leases or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person.

                  "INDEMNITEE"   has  the  meaning  assigned  to  that  term  in
         subsection 9.3.

                  "INSOLVENCY LAWS" means the Bankruptcy Code or any other applicable bankruptcy, insolvency or similar law now or hereafter in effect in the United States of America or any state thereof.

                  "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

                  "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of December 19, 1997 among the Administrative Agent, the Revolving Credit Facility Agent, the Collateral Agent, the Company and the Subsidiary Guarantors, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                  "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate AXEL, each March 15, June 15, September 15 and December 15 of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate AXEL, the last day of each Interest Period applicable to such Eurodollar Rate AXEL; provided that in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

                  "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

                  "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                  "INVESTMENT" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of indebtedness or other obligations), advances (other than cash advances made to suppliers with respect to current or anticipated purchases of inventory in the ordinary course of business) or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions of Indebtedness, Equity Interests or other securities (directly from the issuer thereof or from third parties) together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided that an acquisition of Equity Interests or other securities by the Company for consideration consisting of common equity securities of Company shall not be deemed to be an Investment. If Company or any Subsidiary of Company sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of Company such that, after giving effect to any such sale or disposition, Company no longer owns, directly or indirectly greater than 50% of the outstanding Equity Interest of such Subsidiary, Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of.

                  "IP COLLATERAL" means the Collateral under the Subsidiary Patent and Trademark Security Agreements.

                  "JOINT VENTURE" means all corporations, partnerships, associations or other business entities (i) that are engaged in a Principal Business and (ii) of which 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Restricted Subsidiaries of the Company (or a combination thereof).

                  "LANDLORD CONSENT AND ESTOPPEL" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, satisfactory in form and substance to Collateral Agent, pursuant to which such lessor agrees, for the benefit of Collateral Agent, (i) to the matters contained in the form of Collateral Access Agreement applicable to a Leasehold Property, and (ii) to such other matters relating to such Leasehold Property as Collateral Agent may reasonably request, including, without limitation, that without any further consent of such lessor or any further action on the part of the Loan Party holding such Leasehold Property, such Leasehold Property may be encumbered pursuant to a Mortgage and may be assigned to the purchaser at a foreclosure sale or in a transfer in lieu of such a sale (and to a subsequent third party assignee if Collateral Agent, any Lender, or an Affiliate of either so acquires such Leasehold Property).

                  "LEASEHOLD PROPERTY" means any leasehold interest of any Loan Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Collateral Agent in its sole discretion as not being required to be included in the Collateral.

                  "LENDER" and "LENDERS" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 9.1. To the extent the context so requires, the terms "LENDER" and "LENDERS" shall include "Lenders" under, and as defined in, the Existing AXEL Credit Agreement.

                  "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "LOAN DOCUMENTS" means the Revolving Loan Documents and the AXEL Loan Documents.

                  "LOAN PARTY" means each of Company and any of Company's Subsidiaries from time to time executing a Loan Document, and "LOAN PARTIES" means all such Persons, collectively.

                  "MANAGEMENT INVESTORS" means the management officers and employees of Company and its Subsidiaries identified as Management Investors on Schedule 3.1C annexed hereto.

                  "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries or
         (ii) the impairment in any material respect of the ability of the Loan Parties, taken as a whole, to perform, or of Administrative Agent or Lenders to enforce, the Obligations.

                  "MATERIAL CONTRACT" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  "MATERIAL  DOMESTIC  SUBSIDIARY"  means  (a)  each  Restricted
         Subsidiary and (b) each other Domestic Subsidiary of Company now existing or hereafter acquired or formed by Company which, on a consolidated basis for such Subsidiary and its Subsidiaries, (i) for the most recent Fiscal Year account for more than 5% of the consolidated revenues of Company and its Subsidiaries or (ii) as at the end of such Fiscal Year, was the owner of more than 5% of the consolidated assets of Company and its Subsidiaries; provided that, for purposes of the calculations contemplated by the foregoing clauses (b)(i) and (ii), any Subsidiary of Company that was acquired by Company or any of its Subsidiaries after the first day of the most recent Fiscal Year (whether such acquisition was consummated during such most recent Fiscal Year or the current Fiscal
         Year) shall be deemed to have been acquired on and as of the first day of such most recent Fiscal Year.

                  "MATERIAL LEASEHOLD PROPERTY" means a Leasehold Property reasonably determined by Administrative Agent to be of material value as Collateral or of material importance to the operations of Company or any of its Subsidiaries; provided, however that no Leasehold Property with respect to which the aggregate amount of all rents payable during any one Fiscal Year is not expected to exceed $500,000 shall be a "Material Leasehold Property".

                  "MERGER" means the merger of Newco with and into Company in accordance with the terms of the Recapitalization Agreement, with Company being the surviving corporation in such Merger.

                  "MORTGAGE" means a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in the form of Exhibit XV annexed hereto or in such other form as may be approved by Collateral Agent in its sole discretion, in each case with such changes thereto as may be recommended by Collateral Agent's local counsel based on local laws or customary local mortgage or deed of trust practices. "MORTGAGES" means all such instruments collectively.

                  "MORTGAGE FINANCING" means the incurrence by the Company or a Restricted Subsidiary of the Company of any Indebtedness secured by a mortgage or other Lien on real property acquired or improved by the Company or any Restricted Subsidiary of the Company after the Closing Date.

                  "MORTGAGE REFINANCING" means the incurrence by the Company or a Restricted Subsidiary of the Company of any Indebtedness secured by a mortgage or other Lien on real property subject to a mortgage or other Lien existing on the Closing Date or created or incurred subsequent to the Closing Date and owned by the Company or any Restricted Subsidiary of the Company.

                  "MORTGAGED PROPERTY" has the meaning assigned to that term in subsection 5.9.

                  "MORTGAGE POLICY" has the meaning assigned to that term in subsection 5.9.

                  "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                  "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs, including, without limitation, all transaction costs, incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness that is secured by a Lien on the stock or assets in question and that prior to the Lien securing the AXELs on such stock or assets and is required to be repaid under the terms thereof as a result of such Asset Sale.

                  "NET INCOME" means, with respect to any Person, the net income
         (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss) realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss) together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

                  "NET INSURANCE/CONDEMNATION PROCEEDS" means any Cash payments or proceeds received by Company or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of (x) any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof and (y) any amounts required to be applied to the repayment of any Indebtedness secured by a Lien which is prior to any Liens of the Lenders on the asset or assets that are subject to the taking, condemnation or casualty but excluding, however, in each case any payments or proceeds relating to assets having a value of $500,000 or less in any single transaction or related series of transactions.

                  "NEW LENDER" means any Lender which is a party to this Agreement on the Restatement Effective Date which is not an Existing Lender.

                  "NEWCO"   means   Confetti   Acquisition,   Inc.,  a  Delaware
         corporation existing prior to the Merger.

                  "NON-CONSENTING LENDER" has the meaning assigned to that term in subsection 2.10.

                  "NON-RECOURSE DEBT" means Indebtedness of any Unrestricted Subsidiary (i) as to which neither Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness of Company or any of its Restricted Subsidiaries or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders, have been notified in writing that they will not have any recourse to the stock or assets of Company or any of its Restricted Subsidiaries.

                  "NOTICE OF BORROWING" means a notice substantially in the form of Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing of the Additional AXELs.

                  "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the AXELs specified therein.

                  "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or their respective Affiliates or any of them under the AXEL Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

                  "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any AXELs hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and
         (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                  "PERMITTED  ENCUMBRANCES"  means the following  types of Liens
         (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

                           (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 5.3;

                           (ii) statutory Liens of landlords, statutory Liens of
                  banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or
                  (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 15 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

                           (iii) Liens incurred or deposits made in the ordinary
                  course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

                           (iv) any attachment or judgment Lien not constituting
                  an Event of Default under subsection 7.6;

                           (v) leases or subleases  granted to third  parties in
                  accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

                           (vi) easements, rights-of-way, covenants, conditions,
                  restrictions, encroachments, and other defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

                           (vii) any (a) interest or title of a lessor or sublessor under any lease permitted hereunder, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause
                  (b), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

                           (viii)  Liens   arising  from  filing  UCC  financing
                  statements   relating  solely  to  leases  permitted  by  this
                  Agreement;

                           (ix)   Liens  in  favor  of   customs   and   revenue
                  authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                           (x) any zoning or similar law or right reserved to or
                  vested in any governmental office or agency to control or regulate the use of any real property;

                           (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

                           (xii) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary.


                  " PERMITTED HOLDERS" means Goldman, Sachs & Co.. and any of its Affiliates.

                  "PERMITTED INVESTMENTS" means (i) any Investment in Company or in a Restricted Subsidiary of Company (including the acquisition of any Equity Interest in a Restricted Subsidiary); (ii) any investment in cash and Cash Equivalents; (iii)
         any Investment by the Company or any Restricted Subsidiary of Company in a Person, if as a result of such Investment (a) such Person becomes a Restricted Subsidiary of Company or (b) such Person, in one
         transaction   or  a  series  of   related   transactions,   is  merged,
         consolidated or amalgamated with or into, or transfer or conveys substantially all of its assets to, or is liquidated into, Company or a Restricted Subsidiary of Company; (iv) any Investment made as a result of the receipt of consideration not constituting cash or Cash Equivalents from an Asset Sale; (v) any Investment existing on the date of the Indenture; (vi) any Investment by Restricted Subsidiaries in other Restricted Subsidiaries and Investments by Subsidiaries that are not Restricted Subsidiaries in other Subsidiaries that are not Restricted Subsidiaries; (vii) advances to employees not in excess of $2,500,000 outstanding at any one time; (viii) any Investment acquired by Company or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (ix) Hedging Obligations;
         (x) loans and advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business;
         (xi) Investments the payment for which consists exclusively of Equity Interests (exclusive of Disqualified Stock) of Company; and (xii) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (xii) that are at that time outstanding, not to exceed $15,000,000 plus 5% of the increase in Total Assets of Company since the Closing Date at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value).

                  "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of Company or any of its Restricted Subsidiaries in whole or in part; provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date on or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Obligations, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of the AXELs, and is subordinated in right of payment to the AXELs, on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

                  "PLEDGED   COLLATERAL"  means,   collectively,   the  "Pledged
         Collateral" as defined in the Company Pledge Agreement and the Subsidiary Pledge Agreements.

                  "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                  "PREFERRED STOCK" means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution, or winding up.

                  "PRIME RATE" means the rate that Fleet announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Fleet or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Additional AXEL Commitment of any Lender on or before the Restatement Effective Date, the percentage obtained by dividing (x) the Additional AXEL Commitment of that Lender by (y) the aggregate Additional AXEL Commitments of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Existing AXELs of any Lender on or before the Restatement Effective Date (including any such matters with respect to any interest, fees and other amounts accrued or otherwise payable to Existing Lenders in respect of the period from the Closing Date through and including the Restatement Effective Date), the percentage obtained by dividing (x) the Existing AXELs of that Lender by (y) the aggregate Existing AXELs of all Lenders, and (iii) with respect to all other purposes (including voting rights under subsection 9.6, whether prior to or after the Restatement Effective Date), the percentage obtained by dividing (x) the AXEL Exposure of that Lender by (y) the aggregate AXEL Exposure of all Lenders.

                  "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

                  "QUALIFIED PUBLIC OFFERING" means any sale of capital stock of Company to the public pursuant to an offering registered under the Securities Act of 1933 pursuant to which Company receives cash proceeds (net of all fees and expenses (including underwriting discounts and legal, investment banking and accounting and other professional fees) and disbursements actually incurred in connection therewith) in an amount not less than $50,000,000.

                  "REAL PROPERTY ASSET" means, at any time of determination, any interest then owned by any Loan Party in any real property.

                  "RECAPITALIZATION AGREEMENT" means that certain Agreement and Plan of Merger between Company and Newco dated as of August 10, 1997, in the form delivered to Arranger, Administrative Agent and Lenders prior to their execution of the Existing AXEL Credit Agreement and as such agreement may hereafter be amended from time to time.

                  "RECAPITALIZATION CONSIDERATION" means payments required under
         Article II of the Recapitalization Agreement.

                  "RECAPITALIZATION   DOCUMENTS"   means  the   Recapitalization
         Agreement and all other instruments or documents relating to the Recapitalization Agreement.

                  "RECAPITALIZATION FINANCING REQUIREMENTS" means the aggregate of all amounts necessary (i) to pay the Recapitalization Consideration,
         (ii) to refinance all Indebtedness outstanding under the Existing Amscan Credit Agreements, and (iii) to pay Recapitalization Transaction Costs.

                  "RECAPITALIZATION TRANSACTION COSTS" means the fees, costs and expenses payable by Company in connection with the transactions contemplated by the Loan Documents and the Related Agreements, in each case as in effect on the Closing Date.

                  "RECORDED LEASEHOLD INTEREST" means a Leasehold Property with respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Collateral Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property. For purposes of this definition, the term "RECORD DOCUMENT" means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property,  as lessor, or
         (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

                  "REFUNDING CAPITAL STOCK" has the meaning assigned to that term in subsection 6.3A.

                  "REGISTER" has the meaning assigned to that term in subsection 2.1D.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "RELATED AGREEMENTS" means, collectively, the Certificate of Merger, the Stockholders Agreement, the Employment Agreements, the Tax Indemnification Agreement, the Recapitalization Agreement and the Senior Subordinated Note Indenture.

                  "RELATED FUND" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by any Affiliate of such investment advisor.

                  "RELATED PARTIES" means any Person controlled by the Permitted Holders, including any partnership of which any of the Permitted Holders or their Affiliates is a general partner.

                  "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

                  "REQUIREMENT OF LAW" means, with respect to any Person, (i) the certificate or articles of incorporation, by-laws and other organizational or governing documents of such Person, (ii) any law, treaty, rule, regulation or determination of an arbitrator, court or other governmental authority binding on such Person or any of its property, or (iii) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, or right of approval binding on such Person or any of its property.

                  "REQUIRED PREPAYMENT DATE" has the meaning assigned to that term in subsection 2.4.

                  "REQUISITE LENDERS" means Lenders having or holding more than 50% of the sum of the aggregate AXEL Exposure of all Lenders.

                  "RESTATEMENT EFFECTIVE DATE" means the date on or before October 31, 1998 on which (i) the conditions precedent to the effectiveness of this Agreement set forth in subsection 3.1 shall be satisfied and (ii) the conditions precedent set forth in subsection 3.2 shall be satisfied or waived in accordance with the terms hereof.

                  "RESTRICTED INVESTMENT" means an Investment other than a Permitted Investment.

                  "RESTRICTED PAYMENTS" has the meaning assigned to that team in subsection 6.3.

                  "RESTRICTED SUBSIDIARY" of a Person means any Subsidiary of a Person that is not (i) an Unrestricted Subsidiary or (ii) a direct or indirect Subsidiary of an Unrestricted Subsidiary; provided, however, that upon the occurrence of any Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of Restricted Subsidiary.

                  "RETIRED CAPITAL STOCK" has the meaning assigned to that term in subsection 6.3A.

                  "REVOLVING CREDIT AGREEMENT" has the meaning assigned to that term in the recitals to this Agreement.

                  "REVOLVING CREDIT FACILITY AGENT" has the meaning assigned to that term in the recitals of this Agreement.

                  "REVOLVING CREDIT LENDER" means a lender under the Revolving Credit Agreement holding an outstanding Revolving Loan or having a Revolving Loan Commitment (as defined in the Revolving Credit Agreement), and "Revolving Lenders" means any such lenders or lenders under the Revolving Credit Agreement, collectively.

                  "REVOLVING LOANS" means the loans made by a Revolving Credit Lender to Company pursuant to the Revolving Credit Agreement.

                  "REVOLVING   LOAN  DOCUMENTS"   means  the  Revolving   Credit
         Agreement, the Revolving Loan Notes, the Subsidiary Guaranty, the Collateral Documents and the Intercreditor Agreement.

                  "SECURED PARTIES" has the meaning assigned to that term in the introduction to this Agreement.

                  "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that "Securities" shall not include any earnout agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "SENIOR SUBORDINATED NOTE INDENTURE" means the indenture pursuant to which the Senior Subordinated Notes are issued, as such indenture may hereafter be amended from time to time.

                  "SENIOR SUBORDINATED GUARANTEES" means the Guarantees by the guarantors of the Obligations under the Senior Subordinated Notes Indenture and the Senior Subordinated Notes;

                  "SENIOR   SUBORDINATED   NOTES"  means  the   $110,000,000  in
         aggregate principal amount of 9.875% Senior Subordinated Notes due 2007 of Company issued pursuant to the Senior Subordinated Note Indenture.

                  "SOLVENT" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "STATED MATURITY" means, with respect to any installment of interest or principal on, or any other payments with respect to, any series of Indebtedness, the date on which such payment of interest or principal or other payment (including any sinking fund payment) was scheduled or required to be paid, but shall not include any acceleration of such payment or any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

                  "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of December 19, 1997 by and among Company, GSII, the Estate of John A. Svenningsen and certain other individuals and as such agreement may heretofore have been or hereafter may be amended from time to time thereafter.

                  "SUBORDINATED INDEBTEDNESS" means any Indebtedness of the Company or any of its Restricted Subsidiaries which is expressly by its terms subordinated in right of payment to the Obligations.

                  "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

                  "SUBSIDIARY GUARANTOR" means, collectively, (i) any Subsidiary of Company that executed and delivered a counterpart of the Subsidiary Guaranty on the Closing Date or from time to time thereafter pursuant to subsection 5.8 of the Existing AXEL Credit Agreement and (ii) any Subsidiary of Company that executes and delivers a counterpart of the Subsidiary Guaranty on the Restatement Effective Date or from time to time thereafter pursuant to subsection 5.8.

                  "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty (i) heretofore executed and delivered by certain existing Domestic Subsidiaries of Company on the Closing Date or from time to time thereafter in accordance with subsection 5.8 of the Existing AXEL Credit Agreement and (ii) to be executed and delivered by additional Domestic Subsidiaries of Company on the Restatement Effective Date and from time to time thereafter in accordance with subsection 5.8, substantially in the form of Exhibit XII annexed hereto, as such Subsidiary Guaranty may heretofore have been or hereafter may be amended, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY PATENT AND TRADEMARK SECURITY AGREEMENT" means (i) each Subsidiary Patent and Trademark Security Agreement executed and delivered by any Subsidiary Guarantor on the Restatement Effective Date and (ii) each Subsidiary Patent and Trademark Security Agreement executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 5.8, in each case substantially in the form of Exhibit XVII annexed hereto, as such Subsidiary Patent and Trademark Security Agreement may hereafter be amended, supplemented or otherwise modified from time to time, and "SUBSIDIARY PATENT AND TRADEMARK SECURITY AGREEMENTS" means all such Subsidiary Patent and Trademark Security Agreements, collectively.

                  "SUBSIDIARY PLEDGE AGREEMENT" means (i) each Subsidiary Pledge Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or from time to time thereafter in accordance with subsection 5.8 of the Existing AXEL Credit Agreement, (ii) each Subsidiary Pledge Agreement executed and delivered by a new Subsidiary Guarantor on the Restatement Effective Date, and (iii) each Subsidiary Pledge Agreement executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 5.8, in each case substantially in the form of Exhibit XIII annexed to the Existing AXEL Credit Agreement or Exhibit XIII annexed hereto, as the case may be, as such Subsidiary Pledge Agreement may heretofore have been or hereafter may be amended, supplemented or otherwise modified from time to time, and "SUBSIDIARY PLEDGE AGREEMENTS" means all such Subsidiary Pledge Agreements, collectively.

                  "SUBSIDIARY SECURITY AGREEMENT" means (i) each Subsidiary Security Agreement executed and delivered by an existing Subsidiary Guarantor on the Closing Date or from time to time thereafter in accordance with subsection 5.8 of the Existing AXEL Credit Agreement,
         (ii) each Subsidiary Security Agreement executed and delivered by a new Subsidiary Guarantor on the Restatement Effective Date, and (iii) each Subsidiary Security Agreement executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 5.8, in each case substantially in the form of Exhibit XIV annexed hereto, as such Subsidiary Security Agreement may heretofore have been or hereafter may be amended, supplemented or otherwise modified from time to time, and "SUBSIDIARY SECURITY AGREEMENTS" means all such Subsidiary Security Agreements, collectively.

                  "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to that term in subsection 8.1B.

                  "SYNDICATION AGENT" has the meaning assigned to that term in the introduction to this Agreement.

                  "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

                  "TAX INDEMNIFICATION AGREEMENT" means the Tax Indemnification Agreement dated as of August 10, 1997 by and between Company, Christine Svenningsen and the Estate of John A. Svenningsen and as such agreement may heretofore have been or hereafter may be amended from time to time thereafter.

                  "TERMINATED LENDER" has the meaning assigned to that term in subsection 2.10.

                  "TITLE  COMPANY"  means,   collectively   one  or  more  title
         insurance companies that are members of ALTA and are reasonably satisfactory to Arranger and Administrative Agent.

                  "TOTAL ASSETS" means, with respect to any Person, the total consolidated assets of such Person and its Restricted Subsidiaries, as shown on the most recent balance sheet of such Person.

                  "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                  "UNREINVESTED ASSET SALE PROCEEDS" means that portion, if any, of any Net Asset Sale Proceeds that shall not have been reinvested by Company and its Subsidiaries in the business of Company and its Subsidiaries within six months after the date of receipt by Company or any of its Subsidiaries of such Net Asset Sale Proceeds or in the case of Net Asset Sale Proceeds from the sale of the Chester, New York, Montreal, Quebec or Melbourne, Australia properties, (i) that portion of Net Asset Sale Proceeds that is not subject to a binding agreement with a third party to reinvest such net Asset Sale Proceeds entered into within six months after the date of receipt of such Net Asset Sale Proceeds or (ii) if subject to such a binding agreement, that portion of such Net Asset Sale Proceeds that shall not have been reinvested within nine months of such binding agreement, such reinvestment to be evidenced by an Officers' Certificate, satisfactory in form and substance to Administrative Agent, delivered by Company to Administrative Agent prior to the expiration of such six-month period and demonstrating in reasonable detail the reinvestment of such Net Asset Sale Proceeds as aforesaid.

                  "UNRESTRICTED SUBSIDIARY" means any Subsidiary (other than the Subsidiary Guarantors or any successor to any of them) that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such
         Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with Company or any Restricted Subsidiary of Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Company; (c) is a Person with respect to which neither Company nor any of its Restricted Subsidiaries has any direct or indirect obligation
         (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (d) has not guaranteed and does not otherwise directly or indirectly provide credit support for any Indebtedness of Company or any of its Restricted Subsidiaries; and (e) has at least one director on its board of directors that is not a director or executive officer of Company or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of Company or any of its Restricted Subsidiaries. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes hereof and, so long as such Unrestricted Subsidiary remains a Subsidiary, any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described under subsection 6.1, Company shall be in default of such covenant). The Board of Directors of Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under the covenant described under subsection 6.1, and
         (ii) no Potential Event of Default or Event of Default would be in existence following such designation.

                  "VOTING STOCK" means, with respect to any Person, any class or series of capital stock of such Person that is ordinarily entitled to vote in the election of directors thereof at a meeting of stockholders called for such purpose, without the occurrence of any additional event or contingency.

                  "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

                  "WHOLLY OWNED RESTRICTED SUBSIDIARY" is any Wholly Owned Subsidiary that is a Restricted Subsidiary.

                  "WHOLLY OWNED SUBSIDIARY" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

1.2 ACCOUNTING TERMS;UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT

         Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii),
(iii) and (xiii) of subsection 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 5.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 4.3.

1.3      OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

         A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

         B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

         C. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

         D. Any term incorporated herein from the Revolving Credit Agreement (as amended, supplemented or otherwise modified from time to time) shall continue to have the meaning assigned thereto whether or not the Revolving Agreement is still in effect.

                                   SECTION 2.
                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      COMMITMENTS; MAKING OF LOANS; THE REGISTER; NOTES.

         A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to maintain or to lend to Company, as the case may be, the AXELs described in subsections 2.1A(i) and 2.1A(ii) for the purposes identified in subsection 2.5A.

                  (i) Existing AXELs. Company acknowledges and confirms that each Existing Lender holds Existing AXELs outstanding as of the
         Restatement Effective Date. Company hereby represents, warrants, agrees, covenants and (1) reaffirms that it has no defense, set off, claim or counterclaim against any Agent or Lender in regard to its Obligations in respect of such Existing AXELs and (2) reaffirms its obligation to pay such Existing AXELs in accordance with the terms and conditions of this Agreement and the other Loan Documents. Based on the foregoing, (A) Company and each Lender agree that the Existing AXELs and any amounts owed (whether or not presently due and payable, and including all interest accrued to the Restatement Effective Date (which shall be payable on the next Interest Payment Date with respect to the AXELs to which such interest relates)) by Company to Lenders thereunder or in respect thereof shall, as of the Restatement Effective Date, be converted to, maintained as, and owed by Company under and in respect of AXELS hereunder. Amounts repaid or prepaid in respect of Existing AXELs may not be reborrowed.

                  (ii) Additional AXELs. Each Lender severally agrees to lend to Company on the Restatement Effective Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Additional AXEL Commitments, to be used for the purposes identified in subsection 2.5. The amount of each Lender's Additional AXEL Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Additional AXEL Commitment is $40,000,000; provided that the Additional AXEL Commitments of Lenders shall be adjusted to give effect to any assignments of the Additional AXEL Commitments pursuant to subsection 9.1B. Each Lender's Additional AXEL Commitment shall expire immediately and without further action on October 31, 1998 if the Additional AXELs are not funded on or before that date. Company may make only one borrowing under the Additional AXEL Commitments. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

         B. BORROWING MECHANICS. Additional AXELs that are Eurodollar Rate AXELs with a particular Interest Period shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. When Company desires that

Lenders make Additional AXELs it shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed Restatement Effective Date (in the case of Additional AXELs that are Eurodollar Rate AXELs) or at least one Business Day in advance of the proposed Closing Date (in the case of Additional AXELs that are Base Rate AXELs). The Notice of Borrowing shall specify (i) the proposed Restatement Effective Date (which shall be a Business Day), (ii) the amount requested, (iii) whether such Additional AXELS shall be Base Rate AXELs or Eurodollar Rate AXELs and (iv) in the case of any Additional AXELS requested to be made as Eurodollar Rate AXELs, the initial Interest Period requested therefor. Additional AXELs may be continued as or converted into Base Rate AXELs and Eurodollar Rate AXELs in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the Restatement Effective Date.

         Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Additional AXELs by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Additional AXELs hereunder.

         Company shall notify Administrative Agent prior to the Restatement Effective Date in the event that any of the matters to which Company is required to certify in the Notice of Borrowing is no longer true and correct as of the Restatement Effective Date, and the acceptance by Company of the proceeds of any Additional AXELs shall constitute a re-certification by Company, as of the Restatement Effective Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

         Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for Additional AXELs that are Eurodollar Rate AXELs (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

         C. DISBURSEMENT OF FUNDS. All Additional AXELs under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make an Additional AXEL requested hereunder nor shall the Additional AXEL Commitment of any Lender to make the Additional AXEL requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make an Additional AXEL requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Additional AXEL available to Administrative Agent not later than 12:00 Noon (New York City time) on the Restatement Effective Date, in same day funds in Dollars, at the Funding and Payment Office. Upon satisfaction or waiver of the conditions precedent specified in subsections 3.1 and 3.2, Administrative Agent shall make the proceeds of such Additional AXELs available to Company on the Restatement Effective Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Additional AXELs received by Administrative Agent from Lenders to be credited to the account of Company at the Funding and Payment Office.

         Unless Administrative Agent shall have been notified by any Lender prior to the Restatement Effective Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Additional AXEL requested on the Restatement Effective Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on the Restatement Effective Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on the Restatement Effective Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the Restatement Effective Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from the Closing Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate AXELs. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Additional AXEL Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

         D.       THE REGISTER.

                  (i) Administrative Agent shall maintain, at its address referred to in subsection 9.8, a register for the recordation of the names and addresses of Lenders and the Additional AXEL Commitments and AXELs of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Administrative Agent shall record in the Register the Additional AXEL Commitment and the AXELs from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the AXEL of each Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Additional AXEL Commitment or Company's Obligations in respect of any AXELs.

                  (iii) Each Lender shall record on its internal records (including the AXEL Notes held by such Lender) the amount of the AXELs made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Additional AXEL
         Commitment or Company's Obligations in respect of any AXELs and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

                  (iv) Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Additional AXEL Commitments and AXELs listed therein for all purposes hereof, and no assignment or transfer of any such Additional AXEL Commitment or AXEL shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by
         Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Additional AXEL Commitment or AXEL shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Additional AXEL Commitments or AXELs.

                  (v) Company hereby designates Fleet to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent Fleet serves in such capacity, Fleet and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 9.3.

         E. ADDITIONAL AXEL NOTES. Company shall execute and deliver on the Restatement Effective Date to each Lender having an Additional AXEL Commitment (or to Administrative Agent for that Lender) an Additional AXEL Note substantially in the form of Exhibit III annexed hereto to evidence that Lender's Additional AXEL, in the principal amount of that Lender's Additional AXEL and with other appropriate insertions.

2.2      INTEREST ON THE LOANS.

         A. RATE OF INTEREST. Subject to the provisions of subsections 2.6 and 2.7, each AXEL shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. The applicable basis for determining the rate of interest with respect to any AXEL shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such AXEL pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any AXEL may be changed from time to time pursuant to subsection 2.2D. If on any day an AXEL is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that AXEL shall bear interest determined by reference to the Base Rate.

         Subject to the provisions of subsections 2.2E and 2.7, the AXELs shall bear interest through maturity as follows:

                  (i) if a Base Rate AXEL, then at the sum of the Base Rate plus 1-3/8% per annum; or

                  (ii) if a Eurodollar Rate AXEL, then at the sum of the Adjusted Eurodollar Rate plus 2-3/8% per annum.

         B. INTEREST PERIODS. In connection with each Eurodollar Rate AXEL, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Eurodollar Rate AXEL, which Interest Period shall be, at Company's option, either a one-, two-, three-or six-month period; provided that:

                  (i) the initial Interest Period for any Eurodollar Rate AXEL shall commence (i) on the Closing Date in respect of such Eurodollar Rate AXEL, in the case of an Existing AXEL initially made as a Eurodollar Rate AXEL, (ii) on the Restatement Effective Date in respect of such Eurodollar Rate AXEL, in the case of an Additional AXEL initially made as a Eurodollar Rate AXEL, or (iii) on the date specified in the applicable Notice of Conversion/Continuation, in the case of an AXEL converted to a Eurodollar Rate AXEL;

                  (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate AXEL continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

                  (v) no Interest Period with respect to any portion of the AXELs shall extend beyond December 31, 2004;

                  (vi) no Interest Period with respect to any portion of the AXELs shall extend beyond a date on which Company is required to make a scheduled payment of principal of the AXELs unless the sum of (a) the aggregate principal amount of AXELs that are Base Rate AXELs plus (b) the aggregate principal amount of AXELs that are Eurodollar Rate AXELs with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the AXELs on such date;

                  (vii) there shall be no more than seven (7) Interest Periods outstanding at any time under this Agreement and the Revolving Credit Agreement; and

                  (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate AXEL in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

         C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each AXEL shall be payable in arrears on and to each Interest Payment Date applicable to that AXEL, upon any prepayment of that AXEL (to the extent accrued on the amount being prepaid) and at maturity (including final maturity).

         D. CONVERSION OR CONTINUATION. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding AXELs equal to $1,000,000 and integral multiples of $100,000 in excess of that amount from Base Rate AXELs to Eurodollar Rate AXELs or (ii) to convert at any time all or any part of its outstanding AXELs equal to $100,000 and integral multiples of $100,000 in excess of that amount from Eurodollar Rate AXELs to Base Rate AXELs upon the expiration of any Interest Period applicable to a Eurodollar Rate AXEL, to continue all or any portion of such Eurodollar Rate AXEL equal to $1,000,000 and integral multiples of $100,000 in excess of that amount as a Eurodollar Rate AXEL; provided, however, that a Eurodollar Rate

AXEL may only be converted into a Base Rate AXEL on the expiration date of an Interest Period applicable thereto.

         Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate AXEL) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate AXEL). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate AXEL, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate AXEL, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

         Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any AXELs in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

         Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate AXEL (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

         E. DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all AXELs and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable AXELs

(or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate AXELs); provided that, in the case of Eurodollar Rate AXELs, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate AXELs shall thereupon become Base Rate AXELs and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate AXELs. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

         F. COMPUTATION OF INTEREST. Interest on the AXELs shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any AXEL, the date of the making of such AXEL or the first day of an Interest Period applicable to such AXEL or, with respect to a Base Rate AXEL being converted from a Eurodollar Rate AXEL, the date of conversion of such Eurodollar Rate AXEL to such Base Rate AXEL, as the case may be, shall be included, and the date of payment of such AXEL or the expiration date of an Interest Period applicable to such AXEL or, with respect to a Base Rate AXEL being converted to a Eurodollar Rate AXEL, the date of conversion of such Base Rate AXEL to such Eurodollar Rate AXEL, as the case may be, shall be excluded; provided that if a AXEL is repaid on the same day on which it is made, one day's interest shall be paid on that AXEL.

2.3      FEES.

         Company agrees to pay to Arranger and Administrative Agent (including fees payable to Administrative Agent for distribution to Existing Lenders) such fees in the amounts and at the times separately agreed upon between Company, Arranger and Administrative Agent.

2.4 REPAYMENTS, PREPAYMENTS; GENERAL PROVISIONS REGARDING PAYMENTS; APPLICATION OF PROCEEDS OF COLLATERAL AND PAYMENTS UNDER SUBSIDIARY GUARANTY.

         A. SCHEDULED PAYMENTS OF AXELS. Company shall make principal payments on the AXELs in installments on the dates and in the amounts set forth below (it being understood and agreed that the amounts set forth below reflect the borrowing of the full amount of Additional AXELs on the Restatement Effective
Date):

======================================= ==========================
                                                        SCHEDULED
               PAYMENT                                  REPAYMENT
                 DATE                                    OF AXELS
======================================= ==========================
September 30, 1998                                       $393,002
======================================= ==========================
December 31, 1998                                        $393,002
======================================= ==========================
March 31, 1999                                           $393,002
======================================= ==========================
June 30, 1999                                            $393,002
======================================= ==========================
September 30, 1999                                       $393,002
======================================= ==========================
December 31, 1999                                        $393,002
======================================= ==========================
March 31, 2000                                           $393,002
======================================= ==========================
June 30, 2000                                            $393,002
======================================= ==========================
September 30, 2000                                       $393,002
======================================= ==========================
December 31, 2000                                        $393,002
======================================= ==========================
March 31, 2001                                           $393,002
======================================= ==========================
June 30, 2001                                            $393,002
======================================= ==========================
September 30, 2001                                       $393,002
======================================= ==========================
December 31, 2001                                        $393,002
======================================= ==========================
March 31, 2002                                           $393,002
======================================= ==========================
June 30, 2002                                            $393,002
======================================= ==========================
September 30, 2002                                       $393,002
======================================= ==========================
December 31, 2002                                        $393,002
======================================= ==========================
March 31, 2003                                         $6,717,992
======================================= ==========================
June 30, 2003                                          $6,717,992
======================================= ==========================
September 30, 2003                                    $18,667,620
======================================= ==========================
December 31, 2003                                     $18,667,620
======================================= ==========================
March 31, 2004                                        $18,667,620
======================================= ==========================
June 30, 2004                                         $18,667,620
======================================= ==========================
September 30, 2004                                    $30,617,250
======================================= ==========================

======================================= ==========================
                                                        SCHEDULED
               PAYMENT                                  REPAYMENT
                 DATE                                    OF AXELS
======================================= ==========================
December 31, 2004                                     $30,617,250
======================================= ==========================
                TOTAL                                $157,000,000
======================================= ==========================


         ; provided that the scheduled installments of principal of the AXELs set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the AXELs in accordance with subsection 2.4B(iii); and provided, further that the AXELs and all other amounts owed hereunder with respect to the AXELs shall be paid in full no later than December 31, 2004, and the final installment payable by Company in respect of the AXELs on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the AXELs.

         B.       PREPAYMENTS.

                  (i)      Voluntary Prepayments.

                           (a) Notice of Prepayment.  Company may, upon not less
                  than one Business Day's prior written or telephonic notice, in the case of Base Rate AXELs, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate AXELs, in each case given to Administrative Agent by 12:00 Noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any AXELs on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Notice of prepayment having been given as aforesaid, the principal amount of the AXELs specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iii).

                           (b) Prepayment Fees. If any portion of the AXELs is prepaid (1) pursuant to clause (a) of subsection 2.4B(i) or
                  (2) pursuant to clause (a), (b) or (c) of subsection 2.4B(ii), in each case on or prior to the date that is 18 months after the Closing Date, Company shall pay to Administrative Agent, for distribution to the holders of the AXELs so prepaid in accordance with their Pro Rata Shares, a fee equal to (x) 1.5% of the principal amount of AXELs so prepaid during the period commencing on the Closing Date and ending on the day prior to the first anniversary of the Closing Date and (y) 0.75% of the principal amount of AXELs so prepaid during the period commencing on the first anniversary of the Closing Date and ending 18 months after the Closing Date.

                  (ii) Mandatory Prepayments.  The AXELs shall be prepaid in the amounts and under the circumstances set forth below, all such prepayments to be applied as set forth below or as more specifically provided in subsection 2.4B(iii):

                           (a) Prepayments From Unreinvested Asset Sale Proceeds. No later than the first Business Day following the date on which any Net Asset Sale Proceeds become Unreinvested Asset Sale Proceeds, Company shall prepay the AXELs in an aggregate amount equal to such Unreinvested Asset Sale Proceeds; provided, further that, with respect to an Asset Sale of any asset owned by a Foreign Subsidiary, the Unreinvested Asset Sale Proceeds in respect thereof shall be applied (i) first, to the extent such Unreinvested Net Asset Sale Proceeds may be repatriated to the United States without in the reasonable judgment of the Company resulting in a material tax liability to Company in relation to the amount of proceeds to be repatriated, to prepay the AXELs as set forth above in this subsection 2.4B(ii)(a), (ii) second, to the extent of any remaining portion of such Unreinvested Asset Sale Proceeds, to finance the general corporate purposes of such Foreign Subsidiary so long as the aggregate of all such amounts so applied by all Foreign Subsidiaries with respect to Asset Sales consummated after the Closing Date does not exceed $5,000,000, and (iii) third, to the extent of any remaining portion of such Unreinvested Asset Sale Proceeds, to prepay the AXELs as set forth above in this subsection 2.4B(ii)(a). Concurrently with any determination by Company that any portion of any Unreinvested Asset Sale Proceeds of any Foreign Subsidiary will be applied as described in clause (ii) of the immediately preceding proviso, Company shall deliver to Agent an Officers' Certificate (w) certifying that such Unreinvested Asset Sale Proceeds cannot be repatriated to the United States without resulting in a material tax liability to Company and the reasons therefor, (y) specifying the amount of Unreinvested Asset Sale Proceeds to be retained by such Foreign Subsidiary as described in said clause (ii) and the cumulative aggregate amount of all such Unreinvested Asset
                  Sale Proceeds so retained by all Foreign Subsidiaries since the date of this Agreement and (z) demonstrating the derivation of the Unreinvested Asset Sale Proceeds of the correlative Asset Sale from the gross sales price thereof.

                           (b) Prepayments from Net Insurance/Condemnation Proceeds. No later than the first Business Day following the date of receipt by Administrative Agent or by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the AXELs pursuant to the provisions of subsection 5.4C, Company shall prepay the AXELs in an aggregate amount equal to the amount of such Net Insurance/Condemnation Proceeds.

                           (c) Prepayments Due to Issuance of Debt or Equity Securities. On the date of receipt by Company or any of its Subsidiaries of the Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "NET SECURITIES PROCEEDS") from the issuance of any debt (other than debt permitted by Section 6.1) or equity Securities of Company or any of its Subsidiaries to any Person other than Company or any of its Subsidiaries (and excluding any private issuances of Company Common Stock after the Closing Date to the extent such funds would not be required to prepay any other Indebtedness of the Company and its Subsidiaries) after the Closing Date, Company shall prepay the AXELs in an aggregate amount equal to such Net Securities Proceeds.

                           (d)  Prepayments  and  Reductions  from  Consolidated
                  Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 1998), Company shall, no later than 90 days after the end of such Fiscal Year, prepay the AXELs in an aggregate amount equal to 75% of such Consolidated Excess Cash Flow; provided that for any Fiscal Year in which the Consolidated Leverage Ratio as of the end of any such Fiscal Year is less than 3.75:1, such percentage of Consolidated Excess Cash Flow applied to prepay the AXELs shall be reduced to 50%.

                           (e) Calculations of Net Proceeds Amounts;  Additional
                  Prepayments Based on Subsequent Calculations. Concurrently with any prepayment of the AXELs pursuant to subsections 2.4B(ii)(a)-(e), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Unreinvested Asset Sale Proceeds or Net Insurance/Condemnation Proceeds, the applicable Net Securities Proceeds (as such term is defined in subsection 2.4B(ii)(c)) or the applicable Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment. In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Company shall promptly make an additional prepayment of the AXELs in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                  (iii) Application of Prepayments.

                           (a) Application of Voluntary Prepayments. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied to reduce the scheduled installments of principal of the AXELs set forth in subsections 2.4A on a pro rata basis.

                           (b) Application of Mandatory Prepayments. Any mandatory prepayments of the AXELs pursuant to subsection 2.4B(ii) shall be applied to reduce the scheduled installments of principal of the AXELs set forth in subsection 2.4A on a pro rata basis.

                           (c) Application of Prepayments to Base Rate AXELs and
                  Eurodollar Rate AXELs. Subject to the requirement that any prepayment of the AXELs shall be applied to the outstanding AXELs of all Lenders in proportion to their respective Pro Rata Shares, any such prepayment of the AXELs shall be applied first to Base Rate AXELs to the full extent thereof before application to Eurodollar Rate AXELs, in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

         C.       GENERAL PROVISIONS REGARDING PAYMENTS.

                  (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the AXEL Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York City time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (ii) Application of Payments to Principal and Interest. All payments in respect of the principal amount of any AXEL shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

                  (iii) Apportionment of Payments. Aggregate principal and interest payments shall be apportioned among all outstanding AXELs to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares.

         Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate AXELs in lieu of its Pro Rata Share of any Eurodollar Rate AXELs, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding
         Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                  (v) Notation of Payment. Each AXEL Lender agrees that before disposing of any AXEL Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all AXELs evidenced by that AXEL Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any AXEL made under such AXEL Note shall not limit or otherwise affect the obligations of Company hereunder or under such AXEL Note with respect to any AXEL or any payments of principal or interest on such AXEL Note.

2.5      USE OF PROCEEDS.

         A. AXELS. The proceeds of the Existing AXELs were applied by Company to fund a portion of the Recapitalization Financing Requirements. The proceeds of the Additional AXELs, together with (i) cash on hand at the Company and (ii) proceeds of incremental borrowings under the Revolving Credit Agreement in an amount up to $23,500,000 plus the excess, if any, of $15,000,000 over the amount of cash on hand at the Company on the Restatement Effective Date, will be used to pay the cash portion of the consideration for the Anagram Shares and to pay Anagram Transaction Costs.

         B. MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6      SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE AXELS.

         Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate AXELs as to the matters covered:

         A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate AXELs for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

         B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate AXELs, that by reason of circumstances affecting the Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Eurodollar Rate AXELs on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no AXELs may be converted to Eurodollar Rate AXELs until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Conversion/Continuation given by Company with respect to the AXELs in respect of which such determination was made shall be deemed to be rescinded by Company.

         C. ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE AXELS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate AXELs (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this
Agreement which materially and adversely affect the Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to convert AXELs to Eurodollar Rate AXELs shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a

Eurodollar Rate AXEL then being requested by Company pursuant to a Notice of Conversion/Continuation, the Affected Lender shall convert such AXEL to a Base Rate AXEL, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate AXELs (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate AXELs on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate AXEL then being requested by Company pursuant to a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to maintain AXELs as, or to convert AXELs to, Eurodollar Rate AXELs in accordance with the terms of this Agreement.

         D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate AXELs and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate AXEL does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate AXEL does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate AXELs occurs on a date prior to the last day of an Interest Period applicable to that AXEL, (iii) if any prepayment of any of its Eurodollar Rate AXELs is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate AXELs when required by the terms of this Agreement.

         E. BOOKING OF EURODOLLAR RATE AXELS. Any Lender may make, carry or transfer Eurodollar Rate AXELs at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

         F. ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE AXELS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate

AXELs through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate AXEL and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate AXELs in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

         G. EURODOLLAR RATE AXELS AFTER DEFAULT. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default,
(i) Company may not elect to have an AXEL be maintained as, or converted to, a Eurodollar Rate AXEL after the expiration of any Interest Period then in effect for that AXEL and (ii) subject to the provisions of subsection 2.6D, any Notice of Conversion/Continuation given by Company with respect to a requested conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

2.7      INCREASED COSTS; TAXES; CAPITAL ADEQUACY.

         A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby and to the extent a Lender is not entitled to payment under the terms of Section 2.7B, it shall not be entitled to such payment pursuant to this subsection 2.7A), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date (in the case of an Existing Lender) or the Restatement Effective Date (in the case of each New Lender), or compliance by such Lender with any guideline, request or directive issued or made after the Closing Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                  (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate AXELs that are reflected in the definition of Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining AXELs hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto by an amount considered by the Lender to be material; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         B.       WITHHOLDING OF TAXES.

                  (i) Payments to Be Free and Clear. All sums payable by Company under this Agreement and the other AXEL Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Company or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                  (ii) Grossing-up of Payments. If Company or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the AXEL Loan Documents:

                           (a) Company shall notify  Administrative Agent of any
                  such requirement or any change in any such requirement as soon as Company becomes aware of it;

                           (b) Company shall pay any such Tax before the date on
                  which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                           (c) the sum  payable  by  Company in respect of which
                  the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                           (d) within 30 days after paying any sum from which it
                  is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

         provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the Closing Date (in the case of each Existing Lender), after the Restatement Effective Date (in the case of each New Lender) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect on the Closing Date, at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

                  (iii)    Evidence of Exemption from U.S. Withholding Tax.

                           (a) Each Lender that is  organized  under the laws of
                  any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "NON-US LENDER") shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Existing Lender), on or prior to the Restatement Effective Date (in the case of each New Lender) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the AXEL Loan Documents or
                  (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the AXEL Loan Documents.

                           (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the AXEL Loan Documents or (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

                           (c) Company shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(iii)(a) on the Closing Date (in the case of each Existing Lender), on the Restatement Effective Date (in the case of each New Lender) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause
                  (c) of  subsection  2.7B(ii) in the event
                  that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

         C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the Closing Date (in the case of an Existing Lender) or the Restatement Effective Date (in the case of each New Lender) of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's AXELS or AXEL Commitments or other obligations hereunder with respect to the AXELs to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy) by an amount considered by the Lender to be material, then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.8      OBLIGATION OF LENDERS TO MITIGATE.

         Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering the AXELs of such Lender becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under subsection 2.7, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, fund or maintain the AXEL Commitments of such Lender or the affected AXELs of such Lender through another lending of such Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to subsection 2.7 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, funding or maintaining of such AXEL Commitments or AXELs through such other lending or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such AXEL Commitments or AXELs or the interests of such Lender; provided that such Lender will not be obligated to utilize such other lending pursuant to this subsection
2.8 unless Company agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other lending office as described in clause
(i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.

2.9      REMOVAL OR REPLACEMENT OF A LENDER.

         A. Anything contained in this Agreement to the contrary notwithstanding, in the event that:

                  (i) (a) any Lender (an "INCREASED-COST LENDER") shall give notice to Company that such Lender is an Affected Lender or that such Lender is entitled to receive payments under subsection 2.7, (b) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (c) such Lender shall fail to withdraw such notice within five Business Days after Company's request for such withdrawal; or

                  (ii) (a) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (v) of the first proviso to subsection 9.6A, the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a "NON-CONSENTING LENDER") whose consent is required shall not have been obtained, and (b) the failure to obtain Non-Consenting Lenders' consents does not result solely from the exercise of Non-Consenting Lenders' rights (and the withholding of any required consents by Non-Consenting Lenders) pursuant to the second proviso to subsection 9.6A;

then, and in each such case, Company shall have the right, at its option, to remove or replace the applicable Increased-Cost Lender or Non-Consenting Lender (the "TERMINATED LENDER") to the extent permitted by subsection 2.9B.

         B. Company may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so:

                  (i) elect to prepay on the date of such termination any outstanding AXELs made by such Terminated Lender, together with accrued and unpaid interest thereon and any other amounts payable to such Terminated Lender hereunder pursuant to


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

         subsection 2.6 or subsection 2.7 or otherwise; provided that, in the event such Terminated Lender has any AXELs outstanding at the time of such termination, the written consent of Administrative Agent and Requisite Lenders (which consent shall not be unreasonably withheld or delayed) shall be required in order for Company to make the election set forth in this clause (i); or

                  (ii) elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding AXELs in full at par to one or more Eligible Assignees (each a "REPLACEMENT LENDER") in accordance with the provisions of subsection 9.1B; provided that (a) on the date of such assignment, Company shall pay any amounts payable to such Terminated Lender pursuant to subsection 2.6 or subsection 2.7 or otherwise as if it were a prepayment and (b) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender;

provided  that Company may not make either of the elections set forth in clauses
(i) or (ii) above with respect to any Non-Consenting Lender unless Company also makes one of such elections with respect to each other Terminated Lender which is a Non-Consenting Lender.

         C. Upon the prepayment of all amounts owing to any Terminated Lender pursuant to clause (i) of subsection 2.9B, such Terminated Lender shall no longer constitute a "Lender" for purposes of this Agreement; provided that any rights of such Terminated Lender to indemnification under this Agreement (including under subsections 2.6D, 2.7, 9.2 and 9.3) shall survive as to such Terminated Lender.


                                   SECTION 3.
           CONDITIONS TO EFFECTIVENESS; CONDITIONS TO ADDITIONAL AXELS

         The effectiveness of this Agreement and the obligations of Lenders to make (or maintain, as the case may be) AXELs hereunder are subject to the satisfaction of the following conditions.

3.1      CONDITIONS TO EFFECTIVENESS.

         The effectiveness of this Agreement is subject to prior or concurrent satisfaction of the following conditions:

         A. LOAN PARTY DOCUMENTS. On or before the Restatement Effective Date, Company shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to Company or such


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

Loan Party, as the case may be, each, unless otherwise noted, dated the Restatement Effective Date:

                  (i) Certified copies of the Certificate or Articles of Incorporation of such Person (or, in lieu thereof, a certificate of the corporate secretary of such Person certifying as of the Restatement Effective Date that its Certificate of Incorporation delivered on the Closing Date pursuant to subsection 3.1 of the Existing AXEL Credit Agreement is in full force and effect without modification or amendment), together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Restatement Effective Date;

                  (ii) Copies of the Bylaws of such Person, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary (or, in lieu thereof, a certificate of the corporate secretary of such Person certifying as of the Restatement Effective Date that its Bylaws delivered on the Closing Date pursuant to subsection 3.1 of the Existing AXEL Credit Agreement is in full force and effect without modification or amendment);

                  (iii) Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of the AXEL Loan Documents and the Anagram Acquisition Agreement to which it is a party, certified as of the Restatement Effective Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

                  (iv) Signature and incumbency certificates of the officers of such Person executing the AXEL Loan Documents to which it is a party;

                  (v) Executed originals of this Agreement and (to the extent not previously executed and delivered to Lenders) the other Loan Documents to which such Person is a party; and

                  (vi) Such other documents as Arranger or Administrative Agent may reasonably request.

         B. NO MATERIAL ADVERSE EFFECT. Since December 31, 1997, no Material Adverse Effect (in the opinions of Arranger and Administrative Agent) shall have occurred. Since December 31, 1997, there shall not have been an adverse change, or any development involving a prospective adverse change, in or affecting Anagram or any of its Subsidiaries or the general affairs, management, financial position, shareholders' equity or results of operation of Anagram and its Subsidiaries which is, in the reasonable judgment of Arranger, Administrative Agent or Requisite Lenders, material.

         C.       CORPORATE AND CAPITAL STRUCTURE, OWNERSHIP, MANAGEMENT, ETC.

                  (i) Corporate Structure. The corporate organizational structure of Company and its Subsidiaries, both before and after giving effect to the Anagram Acquisition, shall be as set forth on Schedule 3.1C annexed hereto.

                  (ii) Capital Structure and Ownership. The capital structure and ownership of Company, both before and after giving effect to the Anagram Acquisition, shall be as set forth on Schedule 3.1C annexed hereto.

                  (iii) Management; Employment Agreements. The management structure of Company after giving effect to the Anagram Acquisition shall be as set forth on Schedule 3.1C annexed hereto. Arranger and Administrative Agent shall have received duly executed copies of, and shall be satisfied with the form and substance of, the Employment Agreements as set forth on Schedule 3.1C annexed hereto.

         D.       ANAGRAM ACQUISITION AGREEMENT.

                  (i) The Anagram Acquisition Agreement shall be satisfactory in form and substance to Arranger and Administrative Agent;

                  (ii) On or prior to the Restatement Effective Date, Arranger and Administrative Agent shall each have received a fully executed or conformed copy of the Anagram Acquisition Agreement (including all schedules and exhibits thereto) and any material documents executed in connection therewith;

                  (iii) the Anagram Acquisition Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect determined by Arranger or Administrative Agent to be material, in each case without the consent of Arranger and Administrative Agent;

                  (iv) the parties thereto shall not have failed in any material respect to perform any material obligation or covenant required by the Anagram Acquisition Agreement to be performed or complied with by any of them on or before the Restatement Effective Date; and

                  (v) Arranger and Administrative Agent shall have received an Officer's Certificate from Company to the effect set forth in clauses
         (ii)-(iv) above.

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

         E. MATTERS RELATING TO EXISTING INDEBTEDNESS OF COMPANY AND ITS SUBSIDIARIES

                  (i) Termination of Existing Anagram Credit Agreements and Related Liens; Existing Anagram Letters of Credit. On or prior to the Restatement Effective Date, Anagram and its Subsidiaries shall have (a) repaid in full all Indebtedness outstanding under the Existing Anagram Credit Agreements as set forth on Schedule 3.1E-II (the aggregate principal amount of which Indebtedness shall not exceed $19,000,000),
         (b) terminated any commitments to lend or make other extensions of credit thereunder, (c) delivered to Arranger and Administrative Agent all documents or instruments necessary to release all Liens securing Indebtedness or other obligations of Anagram and its Subsidiaries thereunder, and (d) made arrangements satisfactory to Arranger and Administrative Agent with respect to the cancellation of any letters of credit outstanding thereunder or the issuance of Letters of Credit under the Revolving Credit Agreement to support the obligations of Company and its Subsidiaries (after giving effect to the Anagram Acquisition) with respect thereto.

                  (ii) Existing Indebtedness to Remain Outstanding. On the Restatement Effective Date, Arranger and Administrative Agent shall have received an Officers' Certificate of Company stating that, after giving effect to the transactions described in this subsection 3.1E, the Indebtedness of Loan Parties (other than Indebtedness under the Loan Documents and the Senior Subordinated Notes) shall consist of (a) approximately $5,809,255 in aggregate principal amount of outstanding Indebtedness described in Part I of Schedule 6.1 annexed hereto and (b) Indebtedness in an aggregate amount not to exceed $4,123,512 in respect of Capital Leases described in Part II of Schedule 6.1 annexed hereto. The terms and conditions of all such Indebtedness shall be in form and in substance satisfactory to Arranger, Administrative Agent and Requisite Lenders.

         F. NECESSARY GOVERNMENTAL AUTHORIZATIONS AND CONSENTS; EXPIRATION OF WAITING PERIODS, ETC. Company shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the Anagram Acquisition and the other transactions contemplated by the Loan Documents and the Anagram Acquisition Agreement and the continued operation of the business conducted by Company and its Subsidiaries (including Anagram and its Subsidiaries) in substantially the same manner as conducted prior to the consummation of the Anagram Acquisition, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Anagram Acquisition or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

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

         G.       CONSUMMATION OF ANAGRAM ACQUISITION.

                  (i) All conditions to the Anagram Acquisition set forth in the
         Anagram Acquisition Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived; provided that Arranger, Administrative Agent and Requisite Lenders shall have consented to any such waiver of any such condition that Arranger or Administrative Agent reasonably deems material;

                  (ii) The Anagram Acquisition shall have become effective in accordance with the terms of the Anagram Acquisition Agreement at or immediately prior to the time of funding of the Additional AXELs;

                  (iii) Anagram Transaction Costs shall not exceed $4,000,000, and Arranger shall have received evidence to its satisfaction to such effect; and

                  (iv) Arranger and Administrative Agent shall have received an Officers' Certificate of Company to the effect set forth in clauses
         (i)-(iii) above.

         H. SECURITY INTERESTS IN PERSONAL AND MIXED PROPERTY. Collateral Agent shall have received evidence satisfactory to it that Company and Subsidiary Guarantors shall have taken or caused to be taken (to the extent not previously taken pursuant to the terms of the Existing AXEL Credit Agreement and the other Loan Documents executed in connection therewith) all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of Collateral Agent desirable in order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral. Such actions shall include the following:

                  (i) Schedules to Collateral Documents. Delivery to Collateral Agent of accurate and complete schedules to all of the applicable Collateral Documents.

                  (ii) Stock Certificates and Instruments. Delivery to Collateral Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Collateral Agent) representing all capital stock pledged pursuant to the Company Pledge Agreement and the Subsidiary Pledge Agreements and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to Collateral Agent) evidencing any Collateral;

                  (iii) Lien Searches and UCC Termination Statements. Delivery to Arranger and Administrative Agent of (a) the results of a recent search, by a Person satisfactory to Arranger and Administrative Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of Anagram or any of its Subsidiaries, together with copies of all such filings disclosed by such search, and (b) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

                  (iv) UCC Financing Statements and Fixture Filings; PTO Filings. (a) Delivery to Collateral Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Loan Party with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the reasonable opinion of Collateral Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents and (b) delivery to Administrative Agent of all cover sheets or other documents or instruments required to be filed with the PTO or the United States Copyright Office in order to create or perfect Liens in respect of any IP Collateral;

                  (v) Auxiliary Pledge Agreements. Execution and delivery to Collateral Agent of Auxiliary Pledge Agreements with respect to the stock of all Foreign Subsidiaries organized under the laws of all jurisdictions with respect to which Collateral Agent deems an Auxiliary Pledge Agreement necessary or advisable to perfect or otherwise protect the First Priority Liens granted to Collateral Agent on behalf of Secured Parties in such stock, and the taking of all such other actions under the laws of such jurisdictions as Collateral Agent may deem necessary or advisable to perfect or otherwise protect such Liens; and

                  (vi) Opinions of Local Counsel. Delivery to Arranger and Administrative Agent of an opinion of counsel (which counsel shall be reasonably satisfactory to Arranger and Administrative Agent) under the laws of each state in the United States in which any personal or mixed property Collateral with an aggregate value in excess of $500,000 is located with respect to the creation and perfection of the security interests in favor of Collateral Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as Arranger and Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Arranger and Administrative Agent.

         I. EDEN PRAIRIE HOLDINGS. On or before the Restatement Effective Date, Collateral Agent shall have received from Anagram:

                  (i) Certified copy of the Certificate of Formation of Eden Prairie Holdings, together with a good standing certificate from the Secretary of State of


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

         Delaware and each other state in which Eden Prairie Holdings is qualified to do business, each dated a recent date prior to the Restatement Effective Date;

                  (ii) Evidence in form and substance satisfactory to Arranger and Administrative Agent that Anagram International has transferred all its right, title and interest in and to the Anagram Headquarters Facility to Eden Prairie Holdings;

                  (iii) Evidence in form and substance satisfactory to Arranger and Administrative Agent that Company has assigned all its membership interest in Eden Prairie Holdings to Anagram International;

                  (iv) Copy of a lease relating to the Anagram Headquarters Facility entered into by and between Eden Prairie Holdings and Anagram International, in form and substance satisfactory to Arranger and Administrative Agent; and

                  (v) Evidence satisfactory to Arranger and Administrative Agent that Anagram International has appointed an independent manager for Eden Prairie Holdings in accordance with paragraph Seventh of the Certificate of Formation of Eden Prairie Holdings; provided that, to the extent such independent manager is not so appointed on or before the Restatement Effective Date, Company shall cause Anagram
         International to appoint an independent manager for Eden Prairie Holdings in accordance with paragraph Seventh of the Certificate of Formation of Eden Prairie Holdings as promptly as practicable after being requested to do so by Collateral Agent in accordance with said paragraph Seventh.

         J. ENVIRONMENTAL REPORTS. Arranger and Administrative Agent shall have received such reports and other information, in form, scope and substance satisfactory to Arranger and Administrative Agent, as Arranger and Administrative Agent may reasonably require regarding environmental matters relating to Anagram and its Subsidiaries and any of their respective Facilities.

         K. FINANCIAL STATEMENTS; PRO FORMA BALANCE SHEET. On or before the Restatement Effective Date, Lenders shall have received from Company (i) audited financial statements of Anagram International, Inc. and its Subsidiaries for its fiscal years ended December 31, 1996 and 1997, consisting of balance sheets and the consolidated statements of income, stockholders' equity and cash flows for such fiscal years, (ii) unaudited combined and combining financial statements of Anagram and its Subsidiaries as at June 30, 1998, consisting of an unaudited combined and combining balance sheet and the combined and combining statements of income for the six-month period ending on such date, all in reasonable detail and certified by the chief financial officer of Anagram that they fairly present the financial condition of Anagram and its Subsidiaries as at the dates indicated and the results of their operations for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, (iii) unaudited financial statements of Company and its Subsidiaries as at June 30, 1998, consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for the six-month period ending on such date, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, (iv) pro forma consolidated balance sheets of Company and its Subsidiaries as of July 31, 1998, prepared in accordance with GAAP and reflecting the consummation of the Anagram Acquisition, the related financings and the other transactions contemplated by the Loan Documents and the Anagram Acquisition Agreement, which pro forma financial statements shall be in form and substance satisfactory to Lenders, and (v) pro forma financial statements (including consolidated balance sheets, statements of operations, stockholders' equity and cash flows) of Company and its Subsidiaries (after giving effect to the Anagram Acquisition) for the 10-year period commencing on the Restatement Effective Date, which pro forma financial statements shall be in form and substance satisfactory to Lenders.

         L. EVIDENCE OF INSURANCE. Collateral Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to subsection 5.4 is in full force and effect and that Collateral Agent on behalf of Secured Parties has been named as additional insured and/or loss payee thereunder to the extent required under subsection 5.4.

         M. OPINIONS OF COUNSEL TO LOAN PARTIES. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of (a) Wachtell, Lipton, Rosen & Katz, special counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and Arranger and its counsel, dated as of the Restatement Effective Date and setting forth substantially the matters in the opinions designated in Exhibit V-A annexed hereto and as to such other matters as Administrative Agent or Arranger and acting on behalf of Lenders may reasonably request and (b) Kurzman & Eisenberg, counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and Arranger and its counsel, dated as of the Restatement Effective Date and setting forth substantially the matters in the opinions designated in Exhibit V-B annexed hereto and as to such other matters as Administrative Agent or Arranger and acting on behalf of Lenders may reasonably request, and (ii) evidence satisfactory to Arranger and Administrative Agent that Company has requested such counsel to deliver such opinions to Lenders.

         N. OPINIONS OF ARRANGER AND ADMINISTRATIVE AGENT'S COUNSEL. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers LLP, counsel to Arranger and Administrative Agent, dated as of the Restatement Effective Date, substantially in the form of Exhibit VI annexed hereto and as to such other matters as Arranger and Administrative Agent may reasonably request.

         O. OPINIONS OF COUNSEL RELATING TO THE ANAGRAM ACQUISITION AGREEMENT. On or prior to the Effective Date, Arranger and Administrative Agent shall each have received executed copies of all opinions by counsel delivered in connection with the Anagram Acquisition Agreement to Company or any of its Subsidiaries. All such opinions shall be, to the extent agreed to by the person delivering such opinion, addressed to Arranger, Administrative Agent and Lenders or accompanied by written authorization from each person delivering such an opinion stating that Arranger, Administrative Agent and Lenders may rely on such opinion as though it were addressed to them.

         P. FEES. Company shall have paid to Arranger and Administrative Agent, for distribution (as appropriate) to Arranger, Administrative Agent and Lenders, the fees payable on the Restatement Effective Date referred to in subsection 2.3.

         Q. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Company shall have delivered to Arranger and Administrative Agent an Officers' Certificate, in form and substance satisfactory to Arranger and Administrative Agent, to the effect that the representations and warranties in Section 4 hereof are true, correct and complete in all material respects on and as of the Restatement Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Restatement Effective Date except as otherwise disclosed to and agreed to in writing by Arranger, Administrative Agent and Requisite Lenders.

         R. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, or Arranger and its counsel shall be satisfactory in form and substance to Administrative Agent and Arranger and such counsel, and Administrative Agent, Arranger and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent or Arranger may reasonably request.

         S. COLLATERAL ACCESS AGREEMENTS. On or prior to the Restatement Effective Date, Anagram and each applicable Subsidiary Guarantor shall have used its reasonable good faith efforts to obtain, in the case of any Leasehold Property or any real property in which Anagram or any of its Subsidiaries owns or holds a fee interest and which is subject to a mortgage held by a third-party mortgagee holding inventory or equipment with an aggregate fair market value exceeding $500,000, a Collateral Access Agreement with respect thereto, in each case in form and substance reasonably satisfactory to Arranger and Administrative Agent; provided that, to the extent any such Collateral Access Agreement is not so obtained on or before the Restatement Effective Date, upon the reasonable request of Collateral Agent, Company hereby covenants and agrees to cause the applicable Subsidiary Guarantor to continue to use its reasonable good faith efforts to obtain such Collateral Access Agreement as promptly as practicable after the Restatement Effective Date.

         T. REVOLVING CREDIT AGREEMENT. Arranger and Administrative Agent shall each have received a fully executed or conformed copy of the Revolving Credit Agreement, as amended and restated in connection with the Anagram Acquisition, satisfactory in form and substance to Arranger and Administrative Agent. The Revolving Credit Agreement shall be in full force and effect and the conditions to advances of the Revolving Loans thereunder shall have been satisfied or waived by the Revolving Credit Lenders.

         U. NO EVENT OF DEFAULT. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that, immediately prior to the Restatement Effective Date, no event has occurred and is continuing that would constitute an Event of Default or Potential Event of Default under the Existing AXEL Credit Agreement or the Revolving Credit Agreement.


3.2      ADDITIONAL CONDITIONS TO AXELS.

         The obligations of Lenders to make Additional AXELs on the Restatement Effective Date are subject to the following further conditions precedent:

         A. Administrative Agent shall have received before the Restatement Effective Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer or the treasurer or corporate controller of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

         B.       As of the Restatement Effective Date:

                  (i) The representations and warranties contained herein and in the other AXEL Loan Documents shall be true, correct and complete in all material respects on and as of the Restatement Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

                  (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

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

                  (iii) Each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Restatement Effective Date;

                  (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Additional AXELs to be made by it on the Restatement Effective Date;

                  (v) The making of the Additional AXELs requested on the Restatement Effective Date shall not violate any law including Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

                  (vi) There shall not be pending or, to the knowledge of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Administrative Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of AXELs hereunder.


                                   SECTION 4.
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Agreement and to make (or maintain, as the case may be) the AXELs, Company represents and warrants to each Lender, on the date of this Agreement and on the Restatement Effective Date, that the following statements are true, correct and complete:

4.1      ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
         SUBSIDIARIES.

         A. ORGANIZATION AND POWERS. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as specified in Schedule 4.1 annexed hereto as it may be supplemented pursuant to subsection 5.1(xvi). Each Loan Party has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the AXEL Loan Documents, the Related Agreements and the Anagram Acquisition Agreement to which it is a party and to carry out the transactions contemplated thereby.

         B. QUALIFICATION AND GOOD STANDING. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and could not reasonably be expected to have a Material Adverse Effect.

         C. CONDUCT OF BUSINESS. Company and its Subsidiaries are engaged only in (i) the businesses engaged in by Company and its Subsidiaries on the Restatement Effective Date and similar or related businesses and (ii) such other lines of business as may be consented to be Requisite Lenders.

         D. SUBSIDIARIES. All of the Subsidiaries of Company as of the Restatement Effective Date (after giving effect to the Anagram Acquisition) are identified in Schedule 4.1 annexed hereto, as said Schedule 4.1 may be supplemented from time to time pursuant to the provisions of subsection 5.1(xvi). The capital stock of each of the Subsidiaries of Company identified in
Schedule 4.1 annexed hereto (as so supplemented) is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Company identified in Schedule 4.1 annexed hereto (as so supplemented) is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and could not reasonably be expected to have a Material Adverse Effect. Schedule 4.1 annexed hereto (as so supplemented) correctly sets forth, as of the Closing Date, the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

4.2      AUTHORIZATION OF BORROWING, ETC.

         A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents, the Related Agreements and the Anagram Acquisition Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.

         B. NO CONFLICT. The execution, delivery and performance by Loan Parties of the AXEL Loan Documents, the Related Agreements and the Anagram Acquisition Agreement to which they are parties and the consummation of the transactions contemplated by the

AXEL  Loan  Documents,  the  Related  Agreements  and  the  Anagram  Acquisition
Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, except for any breach or default which could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the AXEL Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Restatement Effective Date and disclosed in writing to Lenders and such consents the failure of which to receive could not reasonably be expected to have a Material Adverse Effect.

         C. GOVERNMENTAL CONSENTS. Except as specified in Schedule 3.9(b) to the Anagram Acquisition Agreement, the execution, delivery and performance by Loan Parties of the AXEL Loan Documents, the Related Agreements and the Anagram Acquisition Agreement to which they are parties and the consummation of the transactions contemplated by the AXEL Loan Documents, such Related Agreements and the Anagram Acquisition Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body the failure of which to receive could not reasonably be expected to cause a Material Adverse Effect. Any such required consents, approvals, notices or other actions shall have been received, given or performed, as the case may be, on or prior to the Restatement Effective Date.

         D. BINDING OBLIGATION. Each of the AXEL Loan Documents, the Related Agreements and the Anagram Acquisition Agreement has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         E.       VALID ISSUANCE OF COMPANY COMMON STOCK AND SENIOR SUBORDINATED
NOTES.

                  (i) Company Common Stock. The Company Common Stock issued in the Merger on the Closing Date has been duly and validly issued and is fully paid and nonassessable. The New Company Shares to be issued in partial consideration for the Anagram Acquisition on or before the Restatement Effective Date, when issued and  delivered,  will  be duly  and  validly  issued,  fully  paid  and nonassessable. No stockholder of Company has or will have any preemptive rights to subscribe for any additional equity Securities of Company. The issuance and sale of such Company Common Stock or New Company Shares, upon such issuance and sale, either (a) have been or will have been registered or qualified under applicable federal and state securities laws or (b) have been or will be exempt therefrom.

                  (ii) Senior Subordinated Notes. The Senior Subordinated Notes are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Senior Subordinated Notes will be enforceable against the holders thereof and the AXELs and all other monetary Obligations hereunder are and will be within the definition of "Senior Debt" included in such provisions. The Senior Subordinated Notes either (a) have been registered or qualified under applicable federal and state securities laws or (b) are exempt therefrom.

4.3      FINANCIAL CONDITION.

         Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheets of Company and its Subsidiaries as at December 31, 1997 and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for the Fiscal Year then ended, (ii) the unaudited consolidated balance sheets of Company and its Subsidiaries as at June 30, 1998 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for the six-months then ended, (iii) the audited consolidated balance sheets of Anagram and its Subsidiaries as at December 31, 1997 and the consolidated statements of income, stockholders' equity and cash flows of Anagram and its Subsidiaries for its fiscal year then ended and (iv) the unaudited combined and combining balance sheets of Anagram and its Subsidiaries as at June 30, 1998 and the unaudited combined and combining statements of income of Anagram and its Subsidiaries for the six-months then ended. All such statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as otherwise indicated therein or in the Anagram Acquisition Agreements) and fairly present, in all material respects, the financial position of the entities described in such financial statements as of such respective dates and the results of operations of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Company does not (and did not immediately following the funding of the Existing AXELs) and Anagram does not (and will not immediately following the funding of the Additional AXELs) have any Guarantee, contingent liability or liability for taxes, long-term lease or unusual forward or long-term


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

commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries (after giving effect to the Anagram Acquisition).

4.4      NO MATERIAL ADVERSE CHANGE.

         Since December 31, 1997, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

4.5      TITLE TO PROPERTIES; LIENS; REAL PROPERTY.

         A. TITLE TO PROPERTIES; LIENS. After giving effect to the transactions contemplated by this Agreement and the Anagram Acquisition Agreement to occur on the Restatement Effective Date, except for Permitted Encumbrances and Liens permitted under subsection 6.2, Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property),
(ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 4.3 or in the most recent financial statements delivered pursuant to subsection 5.1 of the Existing AXEL Credit Agreement or this Agreement, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 6.5. All such properties and assets are free and clear of Liens other than Permitted Encumbrances and other Liens permitted under this Agreement.

         B. REAL PROPERTY. After giving effect to the transactions contemplated by this Agreement and the Anagram Acquisition Agreement, as of the Restatement Effective Date, Schedule 4.5 annexed hereto contains a true, accurate and complete list of (i) all Fee Properties and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. As of the Restatement Effective Date, except as specified in Schedule 4.5 annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Company does not have knowledge of any material default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

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

4.6      LITIGATION; ADVERSE FACTS.

         Except as set forth in Schedule 4.6 annexed hereto, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

4.7      PAYMENT OF TAXES.

         Except to the extent permitted by subsection 5.3, all material tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Company knows of no proposed material tax assessment against Company or any of its Subsidiaries which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

4.8      PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS; MATERIAL
         CONTRACTS.

         A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

         B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

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

         C. Schedule 4.8 contains a true, correct and complete list of all the Material Contracts in effect on the Restatement Effective Date. Except as described on Schedule 4.8, all such Material Contracts are in full force and effect and no defaults currently exist thereunder other than any such defaults or failure to be in force and effect which could not reasonably be expected to result in a Material Adverse Effect.

4.9      GOVERNMENTAL REGULATION.

         Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

4.10     SECURITIES ACTIVITIES.

         A. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

         B. Following application of the proceeds of each AXEL and each Revolving Loan under the Revolving Credit Agreement, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated basis) subject to the provisions of subsection 6.2 or 6.5 or subject to any restriction contained in any agreement or instrument, between Company and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 7.2, will be Margin Stock.

4.11     EMPLOYEE BENEFIT PLANS.

         A. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

         B. No ERISA Events have occurred or are reasonably expected to occur which could reasonably be expected to result in liabilities to the Company or any of its Subsidiaries in excess of $1,000,000 in the aggregate.

         C. As of the most recent valuation date for any Pension Plan, the excess of (1) the actuarial present value (determined on the basis of reasonable assumptions employed by the independent actuary for each Pension Plan for purposes of Section 412 of the Internal Revenue Code or Section 302 of ERISA) of benefit liabilities (as defined in Section

4001(a)(16) of ERISA), over (2) the fair market value of the assets of such Pension Plan, individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $5,000,000.

         D. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $5,000,000.

4.12     CERTAIN FEES.

         Except as described in the Confidential Information Memorandum and the advisory fee payable by Company to Piper Jaffray in an amount not to exceed $700,000, no broker's or finder's fee or commission has been or will be payable by Company with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

4.13     ENVIRONMENTAL PROTECTION.

         Except as set forth in Schedule 4.13 annexed hereto:

                  (i) neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity;

                  (ii) neither Company nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. [Section] 9604) or any comparable state law;

                  (iii) there are and, to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries;

                  (iv) neither Company nor any of its Subsidiaries nor, to Company's knowledge, any predecessor of Company or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Company's or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent;

                  (v) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

         Notwithstanding anything in this subsection 4.13 to the contrary, no event or condition has occurred or is occurring with respect to Company or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 4.13 annexed hereto, which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

4.14     EMPLOYEE MATTERS.

         There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

4.15     SOLVENCY.

         Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

4.16     MATTERS RELATING TO COLLATERAL.

         A. CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 3.1I, 5.8 and 5.9 of the Existing AXEL Credit Agreement and subsections 3.1H, 5.8 and 5.9 of this Agreement and (ii) the delivery to Collateral Agent of any Pledged Collateral not delivered to Collateral Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of Collateral Agent for the benefit of Secured Parties, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Collateral Agent for filing (but not yet filed) and the


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periodic  filing of UCC  continuation  statements  in respect  of UCC  financing statements filed by or on behalf of Collateral Agent.

         B. GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Collateral Agent pursuant to any of the Collateral Documents or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by subsection 4.16A and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

         C. ABSENCE OF THIRD-PARTY FILINGS. Except such as may have been filed in favor of Collateral Agent as contemplated by subsection 4.16A, no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

         D. MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         E. INFORMATION REGARDING COLLATERAL. All information supplied to Collateral Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

4.17     RELATED AGREEMENTS.

         A. DELIVERY OF RELATED AGREEMENTS. Company has delivered to Lenders complete and correct copies of each Related Agreement and the Anagram Acquisition Agreement and of all exhibits and schedules thereto.

         B.       WARRANTIES OF COMPANY.

                  (i) Except to the extent otherwise set forth herein or in the schedules hereto, each of the representations and warranties given by Company in the Recapitalization Agreement is true and correct in all material respects as of the Closing Date (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Closing Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Recapitalization Agreement.

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                  (ii) Except to the extent otherwise set forth herein or in the schedules hereto, each of the representations and warranties given by Company in the Anagram Acquisition Agreement is true and correct in all material respects as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Restatement Effective Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Anagram Acquisition Agreement.

         C. SURVIVAL. Notwithstanding anything in the Recapitalization Agreement or the Anagram Acquisition Agreement to the contrary, (i) the representations and warranties of Company set forth in subsection 4.17B(i) shall, solely for purposes of this Agreement, survive the Closing Date for the benefit of Lenders and (ii) the representations and warranties of Company set forth in subsection 4.17B(ii) shall, solely for purposes of this Agreement, survive the Restatement Effective Date for the benefit of Lenders.

4.18     DISCLOSURE.

         No representation or warranty of Company or any of its Subsidiaries contained in the Confidential Information Memorandum or in any Loan Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

4.19  REVOLVING CREDIT AGREEMENT.

         A. DELIVERY OF REVOLVING CREDIT AGREEMENT. Company has delivered to Lenders complete and correct copies of the Revolving Credit Agreement, as amended and restated as of the Restatement Effective Date, and of all exhibits and schedules thereto.

         B. WARRANTIES OF COMPANY. Except to the extent otherwise set forth herein or in the schedule hereto, each of the representations and warranties given by Company in the


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Revolving  Credit  Agreement,  as amended  and  restated  as of the  Restatement
Effective Date, is true and correct in all material respects as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Restatement Effective Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Revolving Credit Agreement, as amended and restated.

                                   SECTION 5.
                         COMPANY'S AFFIRMATIVE COVENANTS

         Company covenants and agrees that, so long as any of the Additional AXEL Commitments hereunder shall remain in effect and until payment in full of all of the AXELs and other Obligations unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

5.1      FINANCIAL STATEMENTS AND OTHER REPORTS.

         Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent and Lenders:

                  (i) Monthly Financials: as soon as available and in any event within 30 days after the end of each month ending after the Restatement Effective Date, commencing with the calendar month of August 1998 (or within 45 days after the end of each month which ends a Fiscal Quarter), the consolidated balance sheets of Company and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, for such month and for the period from the beginning of the then current Fiscal Year to the end of such month;

                  (ii) Quarterly Financials: as soon as available and in any event within 45 days after the end of each of first three Fiscal Quarters of each year, (a) the consolidated balance sheets of Company and its Subsidiaries as at the end of such


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

         Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form of the MD&A, which is prepared by the Company for public filing for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;

                  (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its
         Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (c) a report thereon of independent certified public accountants of recognized national standing selected by Company and satisfactory to Administrative Agent, which report shall be unqualified, shall express no doubts about the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (iv) Officers' and Compliance Certificates: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (a) an Officers' Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under


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         their  supervision,  a review in reasonable  detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail (1) compliance during
         and  at  the  end  of  the  applicable   accounting  periods  with  the
         restrictions contained in Section 6, in each case to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period and (2) with respect to any Net Asset Sale Proceeds received by Company or any of its Subsidiaries during the second Fiscal Quarter immediately preceding the Fiscal Quarter in which the applicable accounting period ends, whether or not all or any portion of such Net Asset Sale Proceeds shall have become Unreinvested Asset Sale Proceeds;

                  (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 4.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (ii), (iii) or
         (xiii) of this subsection 5.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (ii), (iii) or
         (xiii) of this subsection 5.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision
         (ii), (iii) or (xiii) of this subsection 5.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences which would have resulted if such financial statements had been prepared without giving effect to such change;

                  (vi) Accountants' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other AXEL Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to


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

         their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision
         (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

                  (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

                  (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company,
         (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

                  (ix) Events of Default, etc.: promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 7.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the


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

         notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

                  (x) Litigation or Other Proceedings: (a) promptly upon any officer of Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "PROCEEDINGS") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

                           (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

                           (2)  seeks  to  enjoin  or   otherwise   prevent  the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

         written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters; and (b) within twenty days after the end of each Fiscal Quarter, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, Company or any of its Subsidiaries equal to or greater than $500,000, and promptly after request by Administrative Agent such other information as may be reasonably requested by Administrative Agent to enable Administrative Agent and its counsel to evaluate any of such Proceedings;

                  (xi) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (xii) ERISA Notices: with reasonable promptness, copies of (a)
         each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Company or any of its Subsidiaries from a Multiemployer Plan sponsor concerning an ERISA Event; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

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

                  (xiii) Financial Plans: as soon as practicable and in any event no later than 30 days prior to the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and each succeeding Fiscal Year through the date of the last scheduled payment relating to the AXELs (the "FINANCIAL PLAN" for such Fiscal Years), including (a) forecasted consolidated balance sheets and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based, (b) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each month of the first such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (c) such other information and projections as any Lender may reasonably request;

                  (xiv) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

                  (xv) Board of Directors: with reasonable promptness, written notice of any change in the Board of Directors of Company;

                  (xvi) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data required to be set forth in Schedule
         4.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement
         Schedule 4.1 annexed hereto for all purposes of this Agreement);

                  (xvii) Material Contracts: promptly, and in any event within ten Business Days after any Material Contract of Company or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Company or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto; and

                  (xviii) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

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5.2      CORPORATE EXISTENCE, ETC.

         Except as permitted under subsection 6.5, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company, such Subsidiary or Lenders.

5.3      PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

         A. Company will, and will cause each of its Subsidiaries to, pay all material taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (2) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

         B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries).

5.4 MAINTENANCE OF PROPERTIES; INSURANCE; APPLICATION OF NET INSURANCE/ CONDEMNATION PROCEEDS.

         A. MAINTENANCE OF PROPERTIES. Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof except where the failure to maintain such properties could not reasonably be expected in any individual case or in the aggregate to have a Material Adverse Effect.

         B. INSURANCE. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage


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insurance,  business interruption  insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (a) name Collateral Agent for the benefit of Secured Parties as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Collateral Agent, that names Collateral Agent for the benefit of Secured Parties as the loss payee thereunder for any covered loss in excess of $1,500,000 and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy.

         C.       APPLICATION OF NET INSURANCE/CONDEMNATION PROCEEDS.

                  (i) Business Interruption Insurance. Upon receipt by Company or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (a) so long as no Event of Default shall have occurred and be continuing, Company or such Subsidiary may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes, and (b) if an Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the AXELs as provided in subsection 2.4B(ii)(b);

                  (ii) Casualty Insurance/Condemnation Proceeds. Upon receipt by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance, (a) so long as no Event of Default shall have occurred and be continuing, Company shall, or shall cause one or more of its Subsidiaries to, (1) subject to clause (iv) below, promptly and diligently and in any event within six months of receipt apply such Net Insurance/Condemnation Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or, (2) to the extent not so applied, or applied pursuant to clause (iv) below within six months of receipt by Company or any of its Subsidiaries to prepay the AXELs as provided in subsection 2.4B(ii)(b), and (b) if an Event of Default shall have occurred


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         and be  continuing,  Company  shall  apply an amount  equal to such Net
         Insurance/Condemnation Proceeds to prepay the AXELs as provided in subsection 2.4B(ii)(b).

                  (iii) Net Insurance/Condemnation Proceeds Received by Collateral Agent. Upon receipt by Collateral Agent of any Net Insurance/Condemnation Proceeds as loss payee, such loss proceeds shall be held and applied in accordance with the terms of the Intercreditor Agreement.

                  (iv) Reinvestment of Insurance Proceeds. So long as no Event of Default or Potential Event of Default shall have occurred and be continuing Company and its Subsidiaries may reinvest in the business of Company and its Subsidiaries up to $1,000,000 per year of Net Insurance/Condemnation Proceeds recovered by the Company or any of its Subsidiaries provided that such funds are reinvested within six months of receipt by Company or any of its Subsidiaries.

5.5      INSPECTION RIGHTS; LENDER MEETING.

         A. INSPECTION RIGHTS. Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

         B. LENDER MEETING. Company will, upon the request of Arranger, Administrative Agent or Requisite Lenders, participate in a meeting of
Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

5.6      COMPLIANCE WITH LAWS, ETC.

         Company shall comply, and shall cause each of its Subsidiaries and all other Persons on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

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5.7      ENVIRONMENTAL  REVIEW  AND  INVESTIGATION, DISCLOSURE,  ETC.; COMPANY'S
         ACTIONS REGARDING HAZARDOUS MATERIALS ACTIVITIES, ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS.

         A. ENVIRONMENTAL REVIEW AND INVESTIGATION. Company agrees that Administrative Agent may, from time to time and in its reasonable discretion,
(i) retain, at Company's expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for Company and (ii) conduct its own investigation of any Facility; provided that, in the case of any Facility no longer owned, leased, operated or used by Company or any of its Subsidiaries, Company shall only be obligated to use its good faith and reasonable efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, Company hereby grants to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by Company or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Company and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 5.7A will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the AXELs and to protect Lenders' security interests, if any, created by the AXEL Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Company with the understanding that Company acknowledges and agrees that (x) it will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to Company's use of or reliance on such report, (y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to Company, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

         B. ENVIRONMENTAL DISCLOSURE. Company will deliver to Administrative Agent and Lenders:

                  (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, governmental authorities or any


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

         other Persons, with respect to significant environmental matters at any Facility or with respect to any Environmental Claims;

                  (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported by Company or any of its Subsidiaries to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (b) any remedial action taken by Company or any of its Subsidiaries or any other Person of which Company has knowledge in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and
         (c) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could reasonably be expected to cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws.

                  (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof,by Company or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, are reasonably expected to have a Material Adverse Effect, (b) any Release required to be reported by Company or any of its Subsidiaries to any federal, state or local governmental or regulatory agency, and (c) any request made to Company or any of its Subsidiaries for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity.

                  (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to (1) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that would have, individually or in the aggregate, a Material Adverse Effect or (2) result in Company or any of its Subsidiaries failing to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Company or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Company or any of its Subsidiaries to any additional obligations or requirements under any Environmental Laws.

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

                  (v) Other Information. With reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this subsection 5.7.

         C. COMPANY'S ACTIONS REGARDING HAZARDOUS MATERIALS ACTIVITIES, ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS.

                  (i) Remedial Actions Relating to Hazardous Materials Activities. Company shall promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws or that presents a material risk of giving rise to an Environmental Claim. In the event Company or any of its Subsidiaries undertakes any such action with respect to any Hazardous Materials, Company or such Subsidiary shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Company or such Subsidiary.

                  (ii)  Actions  with  Respect  to   Environmental   Claims  and
         Violations of Environmental Laws. Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by Company or its Subsidiaries and (ii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder.

5.8 EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL DOCUMENTS BY CERTAIN SUBSIDIARIES AND FUTURE SUBSIDIARIES.

         A. EXECUTION OF SUBSIDIARY GUARANTY AND PERSONAL PROPERTY COLLATERAL DOCUMENTS. In the event that any Domestic Subsidiary existing on the Restatement Effective Date that has not previously executed the Subsidiary Guaranty hereafter owns or acquires assets with an aggregate fair market value (without netting such fair market value against any liability of such Subsidiary) exceeding $500,000, or in the event that any Person becomes a Material Domestic Subsidiary after the date hereof, Company will promptly notify Collateral Agent of that fact and cause such Subsidiary to execute and deliver to Collateral Agent a counterpart of the Subsidiary Guaranty and a Subsidiary Pledge Agreement and a Subsidiary Security Agreement and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 3.1H) as may be necessary or, in the opinion of Collateral Agent, desirable to create in favor of Collateral Agent, for the


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

benefit of Secured Parties, a valid and perfected First Priority Lien on all of the personal and mixed property assets of such Subsidiary described in the applicable forms of Collateral Documents.

         B. SUBSIDIARY CHARTER DOCUMENTS, LEGAL OPINIONS, ETC. Company shall deliver to Collateral Agent, together with such AXEL Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Collateral Agent, (ii) a copy of such Subsidiary's Bylaws, certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to Collateral Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such AXEL Loan Documents are in full force and effect and have not been modified or amended and
(b) the incumbency and signatures of the officers of such Subsidiary executing such AXEL Loan Documents, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Collateral Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary,
(b) the due authorization, execution and delivery by such Subsidiary of such AXEL Loan Documents, (c) the enforceability of such AXEL Loan Documents against such Subsidiary, (d) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such AXEL Loan Documents) as Collateral Agent may reasonably request, all of the foregoing to be satisfactory in form and substance to Administrative Agent and its counsel.

                  C. FOREIGN SUBSIDIARY LOAN DOCUMENTS. In the event that any Foreign Subsidiary existing on the Restatement Effective Date whose shares have not been pledged pursuant to an Auxiliary Pledge Agreement owns or acquires assets with an aggregate fair market value (without netting such fair market value against any liability of such Subsidiary) exceeding $1,500,000, or in the event that any person becomes a Foreign Subsidiary which owns assets with an aggregate fair market value (without netting such fair market value against any liability of such Subsidiary) exceeding $1,500,000, Company will promptly notify Collateral Agent of that fact and shall or cause the applicable subsidiary which owns equity in such Foreign Subsidiary to execute and deliver to Collateral Agent an Auxiliary Pledge Agreement in form and substance satisfactory to Collateral Agent; to take all such further actions and execute such further documents and instruments as may be necessary or, in the opinion of Collateral Agent reasonably desirable, to perfect a Lien on the equity interests of such Foreign Subsidiary for the benefit of Secured Parties and to deliver to Collateral Agent an opinion of counsel (which counsel shall be reasonably acceptable to Collateral Agent) as to the enforceability of the Auxiliary Pledge Agreement under the laws of such


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

Foreign Subsidiary's jurisdiction of organization and such other matters as Collateral Agent may reasonably request (including as to the perfection of liens on such equity interests)

                  D. If at any time JCS Realty acquires any personal property assets with an aggregate fair market value (without netting such fair market value against any liability of JCS Realty) in excess of $500,000, Company will promptly notify Collateral Agent of that fact and cause JCS Realty to execute and deliver all documents and to take all such further actions as may be necessary or, in the opinion of Collateral Agent, desirable to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and perfected First Priority Lien on such property in all relevant jurisdictions.

5.9 CONFORMING LEASEHOLD INTERESTS; MATTERS RELATING TO ADDITIONAL REAL PROPERTY COLLATERAL

         A. CONFORMING LEASEHOLD INTERESTS. From and after the Restatement Effective Date, if Company or any of its Subsidiaries acquires any Leasehold Property, Company shall, or shall cause such Subsidiary to, use its reasonable and good faith efforts (without requiring Company or such Subsidiary to relinquish any material rights or incur any material obligations or to expend more than a nominal amount of money over and above the reimbursement, if required, of the Landlord's reasonable out-of-pocket costs, including attorneys'
fees) to cause such Leasehold Property to be a Conforming Leasehold Interest.

         B. MORTGAGES, ETC. From and after the Restatement Effective Date, in the event that (i) Company or any Subsidiary Guarantor acquires any fee interest in real property or any Material Leasehold Property, (ii) with respect to any Material Leasehold Property or any real property in which Company has a fee interest in on or prior to the Restatement Effective Date, any first priority mortgage existing on or prior to the Restatement Effective Date on such property is removed or (iii) at the time any Person (including Eden Prairie Holdings) becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property or any Material Leasehold Property, in all cases excluding (A) any such Real Property Asset the encumbrancing of which requires the consent of any applicable lessor or (in the case of clause (iii) above) then-existing senior lienholder, where Company and its Subsidiaries are unable to obtain such lessor's or senior lienholder's consent and (B) the Anagram Headquarters Facility in the event (a) the mortgage recording tax payable in respect of a Mortgage thereon would be based on an amount greater than the amount of Eden Prairie Holdings' Additional Guarantor's Obligations under and as defined in the Subsidiary Guaranty, or (b) in the opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in the state in which the Anagram Headquarters Facility is located, there is a reasonable likelihood that a mortgage to secure Eden Prairie Holdings' obligations under the Subsidiary Guaranty in the form requested by the Collateral Agent would not be valid and enforceable in the applicable jurisdictions of such state (any such non-excluded Real Property Asset described in the foregoing clause (i), (ii) or (iii) a "MORTGAGED PROPERTY") Company or such Subsidiary Guarantor shall promptly notify Collateral Agent, and shall deliver upon Collateral Agent's written request, as soon as


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

practicable after such Person acquires such Mortgaged Property or becomes a Subsidiary Guarantor, as the case may be, the following:

                  (i) Mortgage. A fully executed and notarized Mortgage duly recorded in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Mortgaged Property;

                  (ii) Opinions of Counsel. (a) A favorable opinion of counsel to such Loan Party, in form and substance satisfactory to Collateral Agent and its counsel, as to the due authorization, execution and delivery by such Loan Party of such Mortgage and such other matters as Collateral Agent may reasonably request, and (b) if required by Collateral Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in the state in which such Mortgaged Property is located with respect to the enforceability of such Mortgage and such other matters (including any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral) as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent;

                  (iii) Landlord Consent and Estoppel; Recorded Leasehold Interest. In the case of a Mortgaged Property consisting of a Leasehold Property, (a) if such Leasehold Property is holding or will hold inventory or equipment with an aggregate fair market value exceeding $500,000, a Landlord Consent and Estoppel provided that Company shall only be required to use reasonable and good faith efforts to obtain such Landlord Consent and Estoppel and in no event shall Company be obligated to pay any fee, charge or other consideration to any landlord in order to obtain such Landlord Consent and Estoppel, other than, if required, the landlord's reasonable out-of-pocket costs, including attorneys' fees and (b) if such Leasehold Property is a Recorded Leasehold Interest, evidence to that effect

                  (iv) Title Insurance. (a) If reasonably requested by Collateral Agent, an ALTA mortgagee title insurance policy or an unconditional commitment therefor (a "MORTGAGE POLICY") issued by the Title Company with respect to such Mortgaged Property, in an amount satisfactory to Collateral Agent, insuring fee simple title to, or a valid leasehold interest in, such Mortgaged Property vested in such Loan Party and assuring Collateral Agent that such Mortgage creates a valid and enforceable First Priority mortgage Lien on such Mortgaged Property, subject only to, if available in the state in which such Mortgaged Property is located, a standard survey exception and to Permitted Encumbrances, which Mortgage Policy (1) shall include, if available in the state in which such Mortgaged Property is located, an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Collateral Agent and (2) shall provide for such affirmative insurance and such reinsurance as Collateral Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Collateral Agent; and

         (b) evidence  satisfactory to Collateral Agent that such Loan Party has
         (i) delivered to the Title Company all certificates and affidavits customarily required by the Title Company in connection with the issuance of the Mortgage Policy and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage in the appropriate real estate records; provided however, that Administrative Agent shall allow for such reasonable revisions to the applicable mortgage and shall otherwise take such steps as are reasonable and customary to minimize recording, mortgage recording, stamp, documentary and intangible taxes, at Company's cost; provided, further, that in no event shall such Loan Party be required to pay any additional mortgage recording tax after the initial recording of any such Mortgage which may be required in order to maintain the secured or priority status of such Mortgage.

                  (v) Title Report. If no Mortgage Policy is required with respect to such Mortgaged Property, a title report issued by the Title Company with respect thereto, dated not more than 30 days prior to the date such Mortgage is to be recorded and satisfactory in form and substance to Collateral Agent;

                  (vi) Copies of Documents Relating to Title Exceptions. Copies of all recorded documents listed as exceptions to title or otherwise referred to in the Mortgage Policy or title report delivered pursuant to clause (iv) or (v) above;

                  (vii) Matters Relating to Flood Hazard Properties. (a) Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to (1) whether such Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Mortgaged Property is a Flood Hazard Property, such Loan Party's written acknowledgement of receipt of written notification from Collateral Agent (1) that such Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

                  (viii)  Environmental  Audit. If required by Collateral Agent, reports and other information, in form, scope and substance satisfactory to Collateral Agent and prepared by environmental consultants satisfactory to Collateral Agent, concerning any environmental hazards or liabilities to which Company or any of its Subsidiaries may be subject with respect to such Mortgaged Property.

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

         C. REAL ESTATE APPRAISALS. Company shall, and shall cause each of its Subsidiaries to, permit an independent real estate appraiser satisfactory to Collateral Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Mortgaged Property satisfying the requirements of any applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by Collateral Agent in its discretion).

5.10     INTEREST RATE PROTECTION.

         A. EXISTING AXELS. Company shall at all times maintain in effect one or more Interest Rate Agreements with respect to the Existing AXELs and the Revolving Loans, each such Interest Rate Agreement to be for a term of not less than three years from the Closing Date and in form and substance reasonably satisfactory to Administrative Agent, which Interest Rate Agreements shall effectively limit the Unadjusted Eurodollar Rate Component (as hereinafter defined) of the interest costs to Company (i) with respect to an aggregate notional principal amount of not less than 25% of the aggregate principal amount of the Existing AXELs outstanding on the Closing Date (based on the assumption that such notional principal amount was a Eurodollar Rate AXEL with an Interest Period of three months) to a rate equal to not more than 9% per annum and (ii) with respect to an aggregate notional principal amount of not less than 25% of the aggregate principal amount of the Existing AXELs outstanding on the Closing Date (based on the assumption that such notional principal amount was a Eurodollar Rate AXEL with an Interest Period of three months) to a rate equal to not more than 10% per annum. For purposes of this subsection 5.10, the term "UNADJUSTED EURODOLLAR RATE COMPONENT" means that component of the interest costs to Company in respect of a Eurodollar Rate AXEL that is based upon the rate obtained pursuant to the definition of Adjusted Eurodollar Rate (without giving effect to the last paragraph thereof).

         B. ADDITIONAL AXELS. At all times after the date which is 45 days after the Restatement Effective Date, Company shall maintain in effect one or more Interest Rate Agreements with respect to the Additional AXELs, each such
Interest Rate Agreement to be for a term of not less than three years from the Restatement Effective Date and in form and substance reasonably satisfactory to Administrative Agent, which Interest Rate Agreements shall effectively limit the Unadjusted Eurodollar Rate Component of the interest costs to Company (i) with respect to an aggregate notional principal amount of not less than 25% of the aggregate principal amount of the Additional AXELs outstanding on the Restatement Effective Date (based on the assumption that such notional principal amount was a Eurodollar Rate AXEL with an Interest Period of three months) to a rate equal to not more than 9% per annum and (ii) with respect to an aggregate notional principal amount of not less than 25% of the aggregate principal amount of the Additional AXELs outstanding on the Restatement Effective Date (based on the assumption that such notional principal amount was a Eurodollar Rate AXEL with an Interest Period of three months) to a rate equal to not more than 10% per annum.

5.11     CASH MANAGEMENT SYSTEM.

         Company shall at all times maintain a cash management system for the Loan Parties in form and substance reasonably satisfactory to the Arranger and the Administrative Agent. The terms and conditions of such cash management system shall be as set forth in Schedule 5.11 annexed hereto.

5.12     TRADEMARKS AND PATENTS.

         If Company or any of its Subsidiaries acquires any material patents, trademarks or copyrights, Company shall promptly notify the Collateral Agent of that fact and, if requested by Administrative Agent, Company shall, or cause the applicable Subsidiary to, execute and deliver to Collateral Agent supplemental security agreements and take such other actions as the Collateral Agent may reasonably request to create in favor of Collateral Agent, for the benefit of Secured Parties a valid and perfected First Priority Lien on such patents, trademarks or copyrights.


                                   SECTION 6.
                          COMPANY'S NEGATIVE COVENANTS

         Company covenants and agrees that, so long as any of the Additional AXEL Commitments hereunder shall remain in effect and until payment in full of all of the AXELs and other Obligations unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1      INDEBTEDNESS AND ISSUANCE OF DISQUALIFIED STOCK .

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, (collectively, "incur" and correlatively, an "incurrence" of) any Indebtedness (including Acquired
Debt) and that the Company will not issue any Disqualified Stock; provided, however, that the Company may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock if the Fixed Charge Coverage Ratio for the Company for the most recent four full fiscal quarters for which internal financial statements are available at the time of such incurrence would have been at least 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock had been issued, as the case may be, and the application of the proceeds therefrom had occurred at the beginning of such four-quarter period.

                  The foregoing provision will not apply to:

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

                           (i) the  incurrence by the Company (and the Guarantee
                  thereof  by  the   Guarantors)  of   Obligations   under  this
                  Agreement;

                           (ii) the  incurrence  by Company  (and the  Guarantee
                  thereof by the Guarantors) of Indebtedness under the Revolving Credit Agreement and the issuance of letters of credit under the Revolving Credit Agreement (with letters of credit being deemed to have a principal amount equal to the aggregate maximum amount available to be drawn thereunder, assuming compliance with all conditions for drawing) up to an aggregate principal amount of $50,000,000 outstanding at any one time, less permanent commitment reductions with respect to Revolving Loans and letters of credit under the Revolving Credit Agreement (in each case, other than in connection with an amendment, refinancing, refunding, replacement, renewal or modification) made after the Closing Date;

                           (iii) the  incurrence  by the  Company  or any of its
                  Restricted Subsidiaries of any Existing Indebtedness;

                           (iv) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by the Senior Subordinated Notes (but, with respect to this clause
                  (iv), only up to the aggregate principal amount thereof issued on the Closing Date);

                           (v) Indebtedness  (including  Acquired Debt) incurred
                  by the Company or any of its Restricted Subsidiaries to finance the purchase, lease or improvement of property (real or personal), assets or equipment (whether through the direct purchase of assets or the Capital Stock of any Person owning such assets), in an aggregate principal amount not to exceed $15,000,000 plus 5% of the increase in Total Assets since the Closing Date;

                           (vi) Indebtedness incurred by the Company or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including, without limitation, letters of credit in respect of workers' compensation claims or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims;

                           (vii) intercompany  Indebtedness between or among the
                  Company and any of its Restricted Subsidiaries and Guarantees by the Company of Indebtedness of any Restricted Subsidiary of the Company or by a Restricted Subsidiary of the Company of Indebtedness of any other Restricted Subsidiary of the Company or the Company; provided that (a) all such intercompany Indebtedness shall be evidenced by promissory notes subject to a first priority perfected pledge in favor of Lenders, (b) all such intercompany Indebtedness owed by Company to or in respect of any of its Subsidiaries and all such Guarantees shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement and (c) any payment by any Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

                           (viii) Hedging  Obligations that are incurred (1) for
                  the purpose of fixing or hedging interest rate or currency exchange rate risk with respect to any Indebtedness that is permitted by the terms of this Agreement to be outstanding or
                  (2) for the purpose of fixing or hedging currency exchange rate risk with respect to any purchases or sales of goods or other transactions or expenditures made or to be made in the ordinary course of business and consistent with past practices as to which the payment therefor or proceeds therefrom, as the case may be, are denominated in a currency other than U.S. dollars;

                           (ix) obligations in respect of performance and surety
                  bonds and completion guarantees provided by the Company or any Restricted Subsidiary in the ordinary course of business;

                           (x) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, Indebtedness that was permitted by this Agreement to be incurred;

                           (xi) the  incurrence  by the  Company's  Unrestricted
                  Subsidiaries of Non-Recourse Debt, provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of the Company; and

                           (xii) the  incurrence  by the  Company of  additional
                  Indebtedness (including any increase in the AXEL Commitment under this Agreement or any increase in the Revolving Loan Commitment under the Revolving Credit Agreement) not otherwise permitted hereunder in an amount under this clause (xii) not to exceed $25,000,000 in aggregate principal amount (or accreted value, as applicable) outstanding at any one time.

6.2      LIENS AND RELATED MATTERS.

         A. Company shall not and shall not permit any of its Subsidiaries to directly or indirectly, create, incur, assume or suffer to exist any Lien that secures obligations under any Indebtedness on any asset or property now owned or hereafter acquired by the Company or any of its Subsidiaries, or on any income or profits therefrom, or assign or convey any right to receive income therefrom to secure any Indebtedness other than (i) Permitted Encumbrances, (ii) Liens securing (a) purchase money Indebtedness incurred to finance the purchase price of specific assets and Capital Leases, so long as, upon default, the holder of such Indebtedness may seek recourse or payment against Company and its Subsidiaries only through the return or sale of the assets financed thereby or
(b) Indebtedness assumed or acquired in connection with any acquisition to the extent attaching only to assets acquired and so long as the Indebtedness secured thereby is recourse only to the Person acquired or acquiring such assets provided in each case that the aggregate amount of Indebtedness secured by such Liens does not exceed $10,000,000 in the aggregate and (iii) any other Liens permitted under subsection 7.2A of the Revolving Credit Agreement (as in effect on the Closing Date) other than clause (iv) thereof.

         B. If the Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than as permitted under subsection 6.2A, it shall make or cause to be made effective provision whereby the obligations of the Company and the Subsidiaries under the AXEL Loan Documents will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this provision shall not be construed as a consent by the Lenders to the creation or assumption of any Lien other than Liens permitted under subsection 6.2A.

6.3      RESTRICTED PAYMENTS.

         A. Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or dividends or distributions payable to the Company or any Restricted Subsidiary of the Company); (ii) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Company; (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness, except for a payment of principal or interest at Stated Maturity; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "RESTRICTED PAYMENTS"), unless, at the time of and after giving effect to such Restricted Payment:

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

                  (a) no Potential Event of Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

                  (b) the Company would, at the time of such Restricted Payment and immediately after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in subsection 6.1; and

                  (c) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Restricted Subsidiaries permitted by clause (i) of the next succeeding paragraph, but excluding all other Restricted Payments permitted by the next succeeding paragraph, is less than the sum of (i) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Closing Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds and the fair market value, as determined in good faith by the Board of Directors, of marketable securities received by the Company from the issue or sale since the Closing Date of Equity Interests (including Retired Capital Stock (as defined below)) of the Company (except in connection with the Merger) or of debt securities of the Company that have been converted into such Equity Interests (other than Refunding Capital Stock (as defined below) or Equity Interests or convertible debt securities of the Company sold to a Restricted Subsidiary of the Company and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus (iii) 100% of the aggregate amounts contributed to the common equity capital of the Company since the Closing Date, (except amounts contributed to finance the Merger), plus (iv) 100% of the aggregate amounts received in cash and the fair market value of marketable securities (other than Restricted Investments) received from (x) the sale or other disposition of Restricted Investments made by the Company and its Restricted Subsidiaries since the Closing Date or (y) the sale of the stock of an Unrestricted Subsidiary or the sale of all or substantially all of the assets of an Unrestricted Subsidiary to the extent that a liquidating dividend is paid to the Company or any Subsidiary from the proceeds of such sale, plus (v) 100% of any dividends received by the Company or a Wholly Owned Restricted Subsidiary of the Company after the Closing Date from an Unrestricted Subsidiary of the Company, plus (vi) $10,000,000.

         The foregoing provisions will not prohibit:

                  (i) the payment of any dividend within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement;

                  (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company or any Restricted Subsidiary (the "Retired Capital Stock") or any Subordinated Indebtedness, in each case, in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of Equity Interests of the Company (other than any Disqualified Stock) (the "REFUNDING CAPITAL STOCK"); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(ii) of the immediately preceding paragraph;

                  (iii) the defeasance, redemption or repurchase of Subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

                  (iv) the redemption, repurchase or other acquisition or retirement for value of any Equity Interests of the Company or any
         Restricted Subsidiary of the Company held by any member of the Company's (or any of its Subsidiaries') management pursuant to any management equity subscription agreement or stock option or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed the sum of $5,000,000 in any twelve-month period plus the aggregate cash proceeds received by the Company during such twelve-month period from any issuance of Equity Interests by the Company to members of management of the Company and its Subsidiaries; provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition shall be excluded from clause (c)(ii) of the immediately preceding paragraph;

                  (v) Investments in Unrestricted Subsidiaries or in Joint Ventures having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (v) that are at that time outstanding, not to exceed $15,000,000 plus 5% of the increase in Total Assets of Company since the Closing Date at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

                  (vi) repurchase of Equity Interests deemed to occur upon exercise or conversion of stock options, warrants, convertible securities or other similar Equity Interests if such Equity Interests represent a portion of the exercise or conversion price of such options, warrants, convertible securities or other similar Equity Interests;

                  (vii) any dividend or distribution payable on or in respect of any class of Equity Interests issued by a Restricted Subsidiary of the Company; provided that such dividend or distribution is paid on a pro rata basis to all of the holders of such Equity Interests in accordance with their respective holdings of such Equity Interests;

provided, further, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (iv) or (v) above, no Potential Event of Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof. The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.

6.4      DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

         Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i) (a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or
(2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) sell, lease or transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the Closing Date, (b) this Agreement or the Revolving Credit Agreement and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that this Agreement and the Revolving Credit Agreement and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings thereof are no more restrictive taken as a whole with respect to such dividend and other payment restrictions than those terms included in this Agreement and the Revolving Credit Agreement, as applicable, on the Closing Date, (c) the Senior Subordinated Note Indenture and the Senior Subordinated Notes, (d) applicable law, (e) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Agreement to be incurred, (f) customary non-assignment or net worth provisions in leases and other agreements entered into in the ordinary course of business and consistent with past practices, (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired, (h) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced, (i) any Mortgage Financing or Mortgage Refinancing that imposes restrictions on the real property securing such Indebtedness, (j) any Permitted Investment, (k) contracts for the sale of assets, including, without limitation customary restrictions with respect to a Restricted Subsidiary of the Company pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary or (l) customary provisions in joint venture agreements and other similar agreements.

6.5      RESTRICTIONS ON FUNDAMENTAL CHANGES; ASSET SALES.

         Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer,lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless (i) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under this
Agreement pursuant to documentation in form and substance satisfactory to Administrative Agent; (iii) immediately after such transaction no Potential Event of Default or Event of Default exists; and (iv) except in the case of a merger of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in subsection 6.1. Notwithstanding the foregoing clauses (iii) and (iv), (a) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company and (b) the Company may merge with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction.

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

6.6      TRANSACTIONS WITH AFFILIATES.

         Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "AFFILIATE TRANSACTION"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person and (ii) the Company delivers to the Administrative Agent (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5,000,000, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and (if there are any disinterested members of the Board of Directors) that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10,000,000, or with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $5,000,000 as to which there are no disinterested members of the Board of Directors, an opinion as to the fairness of such Affiliate Transaction (as required by the Senior Subordinated Note Indenture) from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

         The  foregoing  provisions  will  not  apply  to  the  following:   (i)
transactions between or among the Company and/or any of its Restricted Subsidiaries; (ii) Restricted Payments or Permitted Investments permitted under subsection 6.3; (iii) the payment of all fees, expenses and other amounts as disclosed in the Offering Circular relating to the Merger; (iv) the payment of reasonable and customary regular fees to, and indemnity provided on behalf of, officer, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company; (v) the transfer or provision of inventory, goods or services by the Company or any Restricted Subsidiary of the Company in the ordinary course of business to any Affiliate of the Company on terms that are customary in the industry or consistent with past practices, including with respect to price and volume discounts; (vi) the execution of, or the performance by the Company or any of its Restricted Subsidiaries of its obligations under the terms of, any financial advisory, financing, underwriting or placement agreement or any other agreement relating to investment banking or financing activities with Goldman, Sachs & Co. or any of its Affiliates including, without limitation, in connection with acquisitions or divestitures, in each case to the extent that such agreement was approved by a majority of the disinterested members of the Board of Directors in good faith; (vii) payments, advances or loans to employees that are approved by a majority of the disinterested members of the Board of Directors of the Company in good faith; (viii) the performance of any agreement as in effect as of the Closing Date or any transaction contemplated thereby (including pursuant to any amendment thereto so long as any such amendment is


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

not disadvantageous to the Lenders in any material respect); (ix) the existence of, or the performance by the Company or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date and any similar agreements which it may enter into thereafter, provided, however, that the existence of, or the performance by the Company or any of its Restricted Subsidiaries of obligations under, any future amendment to any such existing agreement or under any similar agreement entered into after the Closing Date shall only be permitted by this clause (ix) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Lenders in any material respect; (x) transactions permitted by, and complying with, the provisions of the covenant described under subsection 6.5; and (xi) transactions with suppliers or other purchases or sales of goods or services, in each case in the ordinary course of business (including, without limitation, pursuant to joint venture agreements) and otherwise in compliance with the terms of this Agreement which are fair to the Company or its Restricted Subsidiaries, in the reasonable determination of a majority of the disinterested members of the Board of Directors of the Company or an executive officer thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party.

6.7 ASSET SALES. Company shall not, and shall not permit any of its Restricted Subsidiaries to, cause, make or suffer to exist an Asset Sale unless
(i) the Company (or the Restricted Subsidiary, as the case may be) received consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee (as defined in the Indenture as in effect as of the Closing Date)) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 80% of the consideration therefor received by Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents; provided that the amount of (x) any liabilities (as shown on Company's or such Restricted Subsidiary's most recent balance sheet) of Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Senior Subordinated Notes or any guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases Company or such Restricted Subsidiary from further liability, (y) any Excludable Current Liabilities and (z) any notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

6.8      AMENDMENTS OF DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS.

         Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to


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

earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to Company or Lenders.


                                   SECTION 7.
                                EVENTS OF DEFAULT

         If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

7.1      FAILURE TO MAKE PAYMENTS WHEN DUE.

         Failure by Company to pay any installment of principal of any AXEL when due, and payable whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure by Company to pay any interest on any fee or any other amount due under this Agreement within three days after the date due; or

7.2      DEFAULT IN OTHER AGREEMENTS.

         Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 7.1) or Guarantees with an aggregate principal amount of $5,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Guarantees in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement (including the Revolving Credit Agreement), mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Guarantee(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Guarantee(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Guarantee(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise) and in either case such breach or default shall continue for 20 days beyond any applicable grace period; or

7.3      BREACH OF CERTAIN COVENANTS.

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

         The Company fails, and such failure continues for 30 days after notice from the Administrative Agent or Lenders holding at least 25% in principal amount of the then outstanding AXELs, to observe or perform any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to Sections 6.1, 6.3 and 6.5 hereof; or

7.4      BREACH OF WARRANTY.

         Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any AXEL Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

7.5      OTHER DEFAULTS UNDER AXEL LOAN DOCUMENTS.

         The Company fails, and such failure continues for 60 days after notice from the Administrative Agent or Lenders holding at least 25% in principal amount of the then outstanding AXELs, to comply with any of its other agreements or covenants in, or provisions of, this Agreement or any other AXEL Loan Document; or

7.6      JUDGMENTS.

         The Company or any of its Restricted Subsidiaries fails to pay final judgments aggregating in excess of $15,000,000, which judgments are not paid, discharged or stayed for a period of 60 days; or

7.7      BANKRUPTCY; APPOINTMENT OF CUSTODIAN.

         A. The Company or any of its Restricted Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law (each, a "Custodian"),

                  (iv) makes a general assignment for the benefit of its creditors, or

                  (v) admits in writing its inability to pay is debts as they become due.

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

         B. A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:


                  (i) is for relief against the Company or any Restricted Subsidiary in an involuntary case,

                  (ii) appoints a Custodian of the Company or any Restricted Subsidiary or for all or substantially all of the property of the Company or any Restricted Subsidiary, or

                  (iii) orders the liquidation of the Company or any Restricted Subsidiary,

and the order or decree remains unstayed and in effect for 60 consecutive  days;
or

7.8      INVALIDITY OF SUBSIDIARY GUARANTY.

         Except as otherwise permitted under the provisions of this Agreement or the Intercreditor Agreement, the Subsidiary Guaranty is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect (except by its terms) or any Subsidiary Guarantor, or any Person acting on behalf of any Subsidiary Guarantor, denies or disaffirms such Subsidiary Guarantor's obligations under the Subsidiary Guaranty; or

7.9      CHANGE IN CONTROL.

         If (i) prior to a Qualified Public Offering GSII together with any Affiliates of GSII shall cease to beneficially own and control 51% or more of the combined voting power of all Securities of the Company, (ii) following consummation of a Qualified Public Offering any Person or any two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of Securities of Company (or other Securities convertible into such Securities) representing more of the combined voting power of all Securities of Company than is owned by GSII and its Affiliates at such time or (iii) a "Change of Control" as defined in the Senior Subordinated Notes Indenture occurs;

THEN (i) upon the occurrence of any Event of Default described in subsection 7.7, each of (a) the unpaid principal amount of and accrued interest on the AXELs, and (b) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the


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

amounts described in clauses (a) and (b) above to be, and the same shall forthwith become, immediately due and payable.

         Notwithstanding anything contained in the preceding paragraph, if at any time within 60 days after an acceleration of the AXELs pursuant to clause
(ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the AXELS, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 9.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the AXEL Loan Documents, even if the conditions set forth in this paragraph are met.



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


                                   SECTION 8.
                                     AGENTS

8.1      APPOINTMENT.

         A.  APPOINTMENT  OF  AGENTS.  GSCP is  hereby  appointed  Arranger  and
Syndication Agent hereunder, and each Lender hereby authorizes Arranger and Syndication Agent to act as its agent in accordance with the terms of this Agreement and the other AXEL Loan Documents. Fleet is hereby appointed Administrative Agent hereunder and under the other AXEL Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Fleet is also being appointed Collateral Agent under the Intercreditor Agreement and each Lender hereby authorizes Collateral Agent to act as its agent in accordance with the terms of the Intercreditor Agreement and the other AXEL Loan Documents. Each Agent hereby agrees to act upon the express conditions contained in this Agreement and the other AXEL Loan Documents, as applicable. The provisions of this Section 8 are solely for the benefit of Agents and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries. Each of Arranger and Syndication Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Restatement Effective Date, all obligations of Arranger and Syndication Agent hereunder shall terminate.

         B. APPOINTMENT OF SUPPLEMENTAL COLLATERAL AGENTS. It is the purpose of this Agreement and the other AXEL Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other AXEL Loan Documents, and in particular in case of the enforcement of any of the AXEL Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other AXEL Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

         In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other AXEL Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall


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

be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the AXEL Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Agent or such Supplemental Collateral Agent, and
(ii) the provisions of this Section 8 and of subsections 9.2 and 9.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

         Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

8.2      POWERS AND DUTIES; GENERAL IMMUNITY.

         A. POWERS; DUTIES SPECIFIED. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other AXEL Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other AXEL Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other AXEL Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other AXEL Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other AXEL Loan Documents except as expressly set forth herein or therein.

         B. NO RESPONSIBILITY FOR CERTAIN MATTERS. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other AXEL Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any of Agent to Lenders or by or


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

on behalf of Company to any Agent or any Lender in connection with the AXEL Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the AXEL Loan Documents or as to the use of the proceeds of the AXELs or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding AXELs.

         C. EXCULPATORY PROVISIONS. None of Agents nor any of their respective officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the AXEL Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 9.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other AXEL Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 9.6).

         D. AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the AXELs, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and


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may accept fees and other  consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

8.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.

         Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the AXELs hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the AXELs or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

8.4      RIGHT TO INDEMNITY.

         Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other AXEL Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other AXEL Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct and provided further that any such indemnification of the Collateral Agent shall be on the terms described in section 6(c) of the Intercreditor Agreement. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished (excluding any indemnity for its gross negligence or will misconduct).

8.5      SUCCESSOR ADMINISTRATIVE AGENT.

                  SUCCESSOR  ADMINISTRATIVE  AGENT.   Administrative  Agent  may
resign at any time by giving 30 days' prior written notice thereof to Lenders and Company, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal,


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

Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by Requisite Lenders and shall have accepted such appointment within 30 days after the notice of the intent of the Administrative Agent to resign, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

8.6      COLLATERAL DOCUMENTS AND GUARANTIES.

         Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into the Intercreditor Agreement and to appoint the Collateral Agent thereunder as agent for and representative of Lenders. Under the terms of the Intercreditor Agreement, the Collateral Agent is authorized to enter into each Collateral Document as secured party and to be the agent for and representative of Secured Parties under the Subsidiary Guaranty, and each Lender agrees to be bound by the terms of the Intercreditor Agreement, each Collateral Document and the Subsidiary Guaranty. Administrative Agent shall not enter into or consent to any material amendment, modification or termination of the Intercreditor Agreement without the prior consent of Requisite Lenders. Each Lender acknowledges that under the terms of the Intercreditor Agreement without further written consent or authorization from Lenders, Collateral Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented or (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders or Lenders (as applicable) have otherwise consented. Anything contained in any of the AXEL Loan Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce the Subsidiary Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Subsidiary Guaranty may be exercised solely by Collateral Agent for the benefit of Secured Parties in accordance with the terms thereof, and (Y) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Secured Party may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities


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unless  Requisite  Lenders shall  otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale. The Lenders each further acknowledge and agree that pursuant to the Intercreditor Agreement and the Collateral Documents, Collateral Agent will act as the fonde de pouvoir (holder of the power of attorney) of the holders from time to time of Notes issued pursuant hereto to the extent necessary or desirable for the purposes of
creating,   maintaining  or  enforcing  any  Liens  or  guarantees   created  or
established under any Collateral Documents contemplated hereby to be executed under the laws of the Province of Quebec, Canada including, without limiting the generality of the foregoing, entering into any such Collateral Documents and exercising all or any of the rights, powers, trusts or duties conferred upon the Collateral Agent therein and in the Intercreditor Agreement and each holder of Notes by receiving and holding same accepts and confirms the appointment of the Collateral Agent as fonde de pouvoir (holder of the power of attorney) of such holder for such purposes.


                                   SECTION 9.
                                  MISCELLANEOUS

9.1      ASSIGNMENTS AND PARTICIPATIONS IN AXELS.

         A. GENERAL. Subject to subsection 9.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or
(ii) sell participations to any Person in, all or any part of its AXEL Commitments or the AXEL or AXELs made by it or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii). Except as otherwise provided in this subsection 9.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its AXEL Commitments or the AXELs, or the other Obligations owed to such Lender.

         B.       ASSIGNMENTS.

                  (i) Amounts and Terms of Assignments. Each AXEL Commitment, AXEL or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate or a Related Fund of the assigning Lender or another Lender, with


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

         the giving of notice to Company, Syndication Agent and Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the AXEL Commitments, AXEL, and other Obligations of the assigning Lender) to any other Eligible Assignee with the giving of notice to Company and with the consent of Administrative Agent and Syndication Agent (which consent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its AXEL Commitments, AXELs, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $500 if such assignment is to another Lender or an Affiliate or Related Fund of the assigning Lender, or $2,000, if such assignment is to any other Eligible Assignee, and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 9.9B) and be released from its obligations under this Agreement and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto. The AXEL Commitments hereunder shall be modified to reflect the AXEL Commitment of such assignee and any remaining AXEL Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the AXEL Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable AXEL Notes to Administrative Agent for cancellation, and thereupon new AXEL Notes shall be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit III annexed hereto with appropriate insertions, to reflect the new AXEL Commitments and/or outstanding AXELs, the case may be, of the assignee and/or the assigning Lender.

                  (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 9.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that


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         such  assignee  may be  required  to  deliver to  Administrative  Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent has consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection
         9.1B(i)),   (a)  accept  such  Assignment   Agreement  by  executing  a
         counterpart   thereof  as  provided  therein  (which  acceptance  shall
         evidence  any  required  consent  of   Administrative   Agent  to  such
         assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 9.1B(ii).

         C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the regularly scheduled maturity of any portion of the principal amount of or interest on any AXEL allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any AXEL allocated to such participation, and all amounts payable by Company hereunder (including amounts payable to such Lender pursuant to subsections 2.6D and 2.7) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 9.4 and 9.5, (a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

         D. ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 9.1, any Lender may assign and pledge all or any portion of its AXELs, the other Obligations owed to such Lender, and its AXEL Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

         E. INFORMATION. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 9.19.

         F. REPRESENTATIONS OF LENDERS. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of or investing in loans such as the AXELs; and
(iii) that it will make its AXELs for its own account in the ordinary course of its business and without a view to distribution of such AXELs within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 9.1, the disposition of such


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

AXELs or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment
Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

9.2      EXPENSES.

         Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the AXEL Loan Documents and any consents, amendments, waivers or other modifications thereto; (ii) all the costs of furnishing all opinions by counsel for Company (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other AXEL Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Arranger and counsel to Administrative Agent (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the AXEL Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Collateral Agent on behalf of Secured Parties pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Arranger and counsel to Administrative Agent and of counsel providing any opinions that Arranger, Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Administrative Agent or Arranger and its counsel) of obtaining and reviewing any appraisals provided for under subsection 3.1J or 5.9C, any environmental audits or reports provided for under subsection 3.1K or 5.9B(viii) and any reports provided for under subsection 3.1L; (vi) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any consultants, advisors and agents employed or retained by Administrative Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (vii) all other actual and reasonable costs and expenses incurred by Syndication Agent, Arranger or Administrative Agent in connection with the syndication of the AXEL Commitments and the negotiation, preparation and execution of the AXEL Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (viii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Arranger, Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other AXEL Loan


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Documents by reason of such Event of Default  (including in connection  with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

9.3      INDEMNITY.

         In addition to the payment of expenses pursuant to subsection 9.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Agents and Lenders, and the officers, partners, directors, employees, agents and affiliates of any of Agents and Lenders (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final, non-appealable judgment of a court of competent jurisdiction.

         As used herein, "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other AXEL Loan Documents or the Related Agreements or the transactions contemplated hereby or thereby (including Lenders' agreement to make the AXELs hereunder or the use or intended use of the proceeds thereof or any enforcement of any of the AXEL Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty)), (ii) the statements contained in the commitment letter delivered by any Lender to Company with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

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

         To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 9.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

9.4      SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.

         In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, subject to the consent of Administrative Agent, without notice to Company or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, and the other AXEL Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the AXELs or any other amounts due hereunder shall have become due and payable pursuant to Section 7 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to Collateral Agent and each Lender a security interest in all deposits and accounts maintained with Administrative Agent or such Lender as security for the Obligations.

9.5      RATABLE SHARING.

         Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of AXELs made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the AXEL Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of, fees and other amounts then due and owing to that Lender hereunder or under the other AXEL Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment)
in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the
Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

9.6      AMENDMENTS AND WAIVERS.

         A. No amendment, modification, termination or waiver of any provision of the AXEL Loan Documents, or consent to any departure by the Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of each Lender (with Obligations directly affected in the case of the following clause (i)): (i) extend the scheduled final maturity of any AXEL, or extend the due date or reduce the amount of any scheduled principal payment in respect of any AXELs, or reduce the rate of interest on any AXEL (other than any waiver of any increase in the interest rate applicable to any AXEL pursuant to subsection 2.2E) or any commitment fees payable hereunder, or extend the time for payment of any such interest or fees, or reduce the principal amount of any AXEL, (ii) amend, modify, terminate or waive any provision of this subsection 9.6, (iii) reduce the percentage specified in the definition of "Requisite Lenders" (it being understood that, with the consent of Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of "Requisite Lenders" on substantially the same basis as the AXEL Commitments and the AXELs (as such terms are defined in the Existing AXEL Credit Agreement) are included on the Closing Date), (iv) consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement or (v) release all or substantially all the Liens granted pursuant to the Collateral Documents (including Liens on real property) or release any Subsidiary from the Subsidiary Guaranty if such release would constitute a release of all or substantially all of the Collateral; provided, further that no such amendment, modification, termination or waiver shall (1) increase the Additional AXEL Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that no amendment, modification or waiver of any condition precedent, covenant, Potential Event of Default or Event of Default shall constitute an increase in the Additional AXEL Commitment of any Lender, and that no increase in the available portion of the Additional AXEL Commitment of any Lender shall constitute an increase in such Additional AXEL Commitment of such Lender); or (2) amend, modify, terminate or waive any provision of Section 8 as the same applies to any Agent, or any other provision of this

Agreement as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent.

         B. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 9.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, the Company.

9.7      INDEPENDENCE OF COVENANTS.

         All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

9.8      NOTICES.

         Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Arranger, Syndication Agent or Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent and Company.

9.9      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the AXELs hereunder.

         B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 9.2, 9.3 and 9.4 and the agreements of Lenders set forth in subsections 8.2C, 8.4 and 9.5 shall survive the payment of the AXELs, and the termination of this Agreement.

9.10     FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other AXEL Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

9.11     MARSHALLING; PAYMENTS SET ASIDE.

         Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

9.12     SEVERABILITY.

         In case any provision in or obligation under this Agreement or the AXEL Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9.13     OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.

         The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or AXEL Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

9.14     HEADINGS.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.15     APPLICABLE LAW.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

9.16     SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 9.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

9.17     CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

                  (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

                  (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

                  (III)   AGREES  THAT  SERVICE  OF  ALL  PROCESS  IN  ANY  SUCH
         PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 9.8;

                  (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

                  (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

                  (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 9.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

9.18     WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER AXEL LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION
9.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER AXEL LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE OBLIGATIONS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

9.19     CONFIDENTIALITY.

         Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices (and any Lender without such customary procedures agrees to keep such information confidential), it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates or Related Funds of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any AXELs (so long as such Persons agree in advance in writing to keep such information confidential) or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

9.20     COUNTERPARTS; EFFECTIVENESS.

         This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         It is the intention of each of the parties hereto that the Existing AXEL Credit Agreement be amended and restated so as to preserve the perfection and priority of all security interests securing indebtedness and obligations under the Existing AXEL Credit Agreement and the other Loan Documents and that all indebtedness and obligations of Company and its Subsidiaries hereunder and thereunder shall be secured by the Collateral Documents and that this Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing AXEL Credit Agreement or be deemed to evidence or constitute repayment of all or any portion of any such obligations or liabilities. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment of the Existing AXEL Credit Agreement made under the terms of subsection 9.6 thereof.

         This Agreement shall become effective upon the execution of a counterpart hereof by Company, Administrative Agent, Arranger and Requisite Lenders (as such term is defined in the Existing AXEL Credit Agreement) and receipt by Company and

Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof; provided that, unless and until all of the conditions set forth in subsections 3.1 and 3.2 have been satisfied or waived in accordance with subsection 9.6 of the Existing AXEL Credit Agreement, the Existing AXEL Credit Agreement shall remain in full force and effect without giving effect to the amendments set forth herein, all as if this Agreement had never been executed and delivered.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  COMPANY:
                                    AMSCAN HOLDINGS, INC.



                                    By:/s/ James Harrison
                                       -----------------------------------
                                       Name:  James Harrison
                                       Title: President

                                    Notice Address:

                                    Amscan Holdings, Inc.
                                    80 Grasslands Road
                                    Elmsford, New York 10523
                                    Attention: James M. Harrison
                                    Telecopy: (914) 345-2056

                  AGENTS AND LENDERS:

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.
                                    individually and as Arranger
                                    and Syndication Agent



                                    By:/s/
                                       ------------------------------------
                                             Authorized Signatory


                                    Notice Address:

                                    Goldman Sachs Credit Partners L.P.
                                    16th Floor
                                    85 Broad Street
                                    New York, New York  10004
                                    Attention: Stephen King (Credit)
                                    Telecopy: (212) 902-2417

                                    With a copy to:

                                    Goldman Sachs Credit Partners L.P.
                                    27th Floor
                                    85 Broad Street
                                    New York, New York  10004
                                    Attention: Kathy King (Operations)
                                    Telecopy: (212) 902-3757

                                    FLEET NATIONAL BANK,
                                    as Administrative Agent



                                    By:/s/ Stephen Curran
                                       ---------------------------------
                                       Name:  Stephen Curran
                                       Title: AVP

                                    Notice Address:

                                    Fleet National Bank
                                    One Federal Street, 5th Floor
                                    Mail Stop MAOFD05P
                                    Boston, Massachusetts 02110
                                    Attention:  John Mann
                                    Telecopy: (617) 346-4682

                                    with a copy to:

                                    Fleet National Bank
                                    One Federal Street, 3rd Floor
                                    Mail Stop MAOFD03C
                                    Boston, Massachusetts 02110
                                    Attention:  Steve Curran
                                    Telecopy: (617) 346-5093

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:/s/ Murry Stegelmann
                                       ---------------------------------------
                                       Name:  Murry Stegelmann
                                       Title: Duly Authorized Signatory

                                    Notice Address:

                                    General Electric Capital Corporation
                                    201 High Ridge Road
                                    Stamford, Connecticut 06927-5100
                                    Attention: Joseph Badini,
                                                  Associate
                                    Telecopy: (203) 316-7978

                                    With a copy to:

                                    General Electric Capital Corporation
                                    201 High Ridge Road
                                    Stamford, Connecticut 06927-5100
                                    Attention: Janet K. Williams,
                                                    Senior Vice President
                                    Telecopy: (203) 316-7978

                                    SOUTHERN PACIFIC BANK



                                    By:/s/ Cheryl A. Wasilewski
                                       -----------------------------------
                                        Name:  Cheryl A. Wasilewski
                                        Title: Vice President


                                    Notice Address:

                                    Southern Pacific Bank
                                    150 South Rodeo Drive, Suite 230
                                    Beverly Hills, CA 90212
                                    Attention: Cheryl Wasilewski
                                    Telecopy: (310) 246-3666

                                    TRANSAMERICA BUSINESS CREDIT CORPORATION



                                    By:/s/ Perry Vavoules
                                       ------------------------------------
                                       Name:  Perry Vavoules
                                       Title: Senior Vice President


                                    Notice Address:

                                    Transamerica Business Credit Corporation
                                    555 Theodore Fremd Avenue, Suite C-301
                                    Rye, New York 10580
                                    Attention: Perry Vavoules
                                    Telecopy: (914) 921-0110

                                    CREDIT AGRICOLE INDOSUEZ



                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                            Notice Address:

                                    Credit Agricole Indosuez
                                    1211 Avenue of the Americas
                                    New York, NY 10036-8701
                                    Attention: Francoise Berthelot/
                                    Isabelle Pradel (Credit)
                                    Telecopy: (212) 278-2254

                                    With a copy to:

                                    Credit Agricole Indosuez
                                    1211 Avenue of the Americas
                                    New York, NY 10036-8701
                                    Attention: Raymond Wright/
                                    Michelle Sciaraffo (Loans)
                                    Telecopy: (212) 278-2502

                                   MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.



                                   By:/s/ John M. Johnson
                                      -------------------------------------
                                      Name:  John M. Johnson
                                      Title: Authorized Signatory


                                   Notice Address:

                                   Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road - Area 1B
                                   Plainsboro, New Jersey 08536
                                   Attention: John Johnson
                                   Telecopy: (609) 282-2756

                                    PILGRIM AMERICA PRIME RATE TRUST
                                    By:   Pilgrim America Investments, Inc.,
                                          its Investment Manager



                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    Notice Address:

                                    Pilgrim America Prime Rate Trust
                                    2 Renaissance Square
                                    40 North Central Avenue
                                    Suite 1200
                                    Phoenix, Arizona 85004-3444
                                    Attention: Howard Tiffen
                                    Telecopy: (602) 417-8327

                                    With a copy to

                                    Pilgrim America Prime Rate Trust
                                    2 Renaissance Square
                                    40 North Central Avenue
                                    Suite 1200
                                    Phoenix, Arizona 85004-3444
                                    Attention: Melina Dempsey
                                    Telecopy: (602) 417-8321

                                    With a copy to:

                                    State Street Bank and Trust Company
                                    Alternative Structures Unit
                                    Boston, Massachusetts
                                    Attention: Wayne Elpus
                                    Reference: Pilgrim America Prime Rate Trust
                                    Telecopy: (617) 664-5366/5367/5368

                                    CRESCENT/MACH I PARTNERS, L.P.
                                    by:   TCW Asset Management Company,
                                          its Investment Manager



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    Notice Address:

                                    TCW Asset Management Company
                                    200 Park Avenue, Suite 2200
                                    New York, New York 10166-0228
                                    Attention: Mark L. Gold/Justin Driscoll
                                    Telecopy: (212) 297-4159

                                    With a copy to:

                                    Crescent/Mach I Partners, L.P.
                                    c/o State Street Bank & Trust Co.
                                    Two International Place
                                    Boston, Massachusetts 02110
                                    Attention: Howie Gorman
                                    Telecopy: (617) 664-5367

                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST



                                    By:/s/ Sheila A. Finnerty
                                       ----------------------------------
                                       Name:  Sheila A. Finnerty
                                       Title: Vice President


                                    Notice Address:

                                    Morgan Stanley Dean Witter
                                    Prime Income Trust
                                    c/o Morgan Stanley Dean Witter Advisors
                                    2 World Trade Center - 72nd Floor
                                    New York, New York 10048
                                    Attention: Sheila Finnerty (Credit)
                                    Telecopy: (212) 392-5345

                                    With a copy to:

                                    Morgan Stanley Dean Witter
                                    Prime Income Trust
                                    c/o Morgan Stanley Dean Witter Advisors
                                    2 World Trade Center - 72nd Floor
                                    New York, New York 10048
                                    Attention: Chris Colman (Administration)
                                    Telecopy: (212) 392-5709

                                    BANK OF AMERICA NT & SA



                                    By:
                                       ------------------------------------
                                       Name:  Francis Griffin
                                       Title:


                                    Notice Address:

                                    Bank of America NT & SA
                                    231 S. LaSalle Street, 19th Floor
                                    Chicago, Illinois 60697
                                    Attention: Chuck Tanskul
                                    Telecopy: (312) 828-5100

                                    CYPRESSTREE INVESTMENT PARTNERS I, LTD.,
                                    By: CypressTree Investment Management
                                            Company, Inc., as Portfolio Manager,
                                            soley in its capacity as an existing
                                              Lender


                                    By:/s/ Philip C. Robbins
                                       ------------------------------------
                                       Name:  Philip C. Robbins
                                       Title: Principal


                                    Notice Address:

                                    CypressTree Investment Partners I, Ltd.
                                    c/o CypressTree Investment Management
                                        Company, Inc.
                                    125 High Street
                                    Boston, Massachusetts 02110
                                    Attention: Peter Merrill
                                    Telecopy: (617) 946-5681

                                    With a copy to:

                                    CypressTree Investment Partners I, Ltd.
                                    c/o CypressTree Investment Management
                                        Company, Inc.
                                    125 High Street
                                    Boston, Massachusetts 02110
                                    Attention: Paul Thompson
                                    Telecopy: (617) 946-5687

                                    KZH CYPRESSTREE-1 LLC



                                    By:/s/ Virgina Conway
                                       -----------------------------------
                                       Name:  Virgina Conway
                                       Title: Authorized Signatory


                                    Notice Address:

                                    KZH CypressTree-1 LLC
                                    c/o The Chase Manhattan Bank
                                    450 West 33rd Street - 15th Floor
                                    New York, New York 10001
                                    Attention: Virginia Conway
                                    Telecopy: (212) 946-7776

                                    With a copy to:

                                    Gibson, Dunn & Crutcher LLP
                                    200 Park Avenue
                                    New York, New York 10166-0193
                                    Attention: Shan McSweeney
                                    Telecopy: (212) 351-4035








                                      S-13-A

                                    KZH CRESCENT-2 LLC


                                    By:/s/ Virgina Conway
                                       -----------------------------------
                                       Name:  Virgina Conway
                                       Title: Authorized Signatory

                                    Notice Address:

                                    KZH CRESCENT-2 LLC
                                    c/o The Chase Manhattan Bank
                                    450 West 33rd Street - 15th Floor
                                    New York, New York 10001
                                    Attention: Virginia Conway
                                    Telecopy: (212) 946-7776

                                    With a copy to:

                                    Gibson, Dunn & Crutcher LLP
                                    200 Park Avenue
                                    New York, New York 10166-0193
                                    Attention: Shan McSweeney
                                    Telecopy: (212) 351-4035










                                     S-13-B

                                    KZH ING-2 LLC



                                    By:/s/ Virgina Conway
                                       -----------------------------------
                                       Name:  Virgina Conway
                                       Title: Authorized Signatory

                                    Notice Address:

                                    KZH ING-2 LLC
                                    c/o The Chase Manhattan Bank
                                    450 West 33rd Street - 15th Floor
                                    New York, New York 10001
                                    Attention: Virginia Conway
                                    Telecopy: (212) 946-7776

                                    With a copy to:

                                    Gibson, Dunn & Crutcher LLP
                                    200 Park Avenue
                                    New York, New York 10166-0193
                                    Attention: Shan McSweeney
                                    Telecopy: (212) 351-4035











                                     S-13-C

                                    SENIOR DEBT PORTFOLIO



                                    By:/s/ Payson F. Swaffield
                                       -------------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                    Notice Address:

                                    Senior Debt Portfolio
                                    c/o Eaton Vance Asset Management
                                    24 Federal Street
                                    Boston, Massachusetts 0211
                                    Attention: Gretchen Bergstresser
                                    Telecopy: (617) 895-9594

                                    TORONTO DOMINION (TEXAS), INC.



                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    Notice Address:

                                    Toronto Dominion (Texas), Inc.
                                    909 Fannin street
                                    Suite 1700
                                    Houston, Texas 77010
                                    Attention: David Parker
                                    Telecopy: (713) 652-2647

                                    ING CAPITAL ADVISORS



                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    Notice Address:

                                    ING Capital Advisors
                                    333 South Grand Street
                                    Los Angeles, California 90071
                                    Attention: Beth Digati
                                    Telecopy: (213) 346-3995

                                    KZH PAMCO LLC



                                    By:/s/ Virgina Conway
                                       -----------------------------------
                                       Name:  Virgina Conway
                                       Title: Authorized Agent


                                    Notice Address:

                                    KZH Pamco LLC
                                    c/o The Chase Manhattan Bank
                                    450 West 33rd Street - 15th Floor
                                    New York, NY 10001
                                    Attention: Virginia Conway
                                    Telecopy: (212) 946-7776

                                    With a copy to:

                                    Highland Capital Management, L.P.
                                    1150 Two Galleria Tower
                                    13455 Noel Road-DB #45
                                    Dallas, Texas 75240
                                    Attention: Mark Okada
                                    Telecopy: (972) 233-4343

                                    WADDELL & REED FINANCIAL, INC.



                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    Notice Address:

                                    Waddell & Reed Financial, Inc.
                                    6300 Lamer
                                    Overland Park, Kansas 66202
                                    Attention: Jennifer Askins
                                    Telecopy: (913) 236-1801

                                    BANKERS TRUST COMPANY



                                    By:/s/ James Reilly
                                       ---------------------------------
                                       Name:  James Reilly
                                       Title: Vice President


                                    Notice Address:

                                    Bankers Trust Company
                                    130 Liberty Street
                                    Mailstop 2344
                                    New York, New York 10006
                                    Attention: Jim Reilly
                                    Telecopy: (212) 250-7218

                                    HIGHLAND CAPITAL MANAGEMENT, L.P.



                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    Notice Address:

                                    Highland Capital Management, L.P.
                                    1150 Two Galleria Tower
                                    13455 Noel Road-DB #45
                                    Dallas, Texas 75240
                                    Attention: Davis Deadman
                                    Telecopy: (972) 233-4343














                                      S-20